SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                  Learmonth & Burchett Management Systems Plc
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

            [Learmonth & Burchett Management Systems Plc Letterhead]

                                                   October 16, 1996

To the holders of our ordinary shares and American Depositary Receipts ("ADRs"):

         It is our pleasure to invite you to the Annual General Meeting of Learmonth & Burchett Management Systems Plc to be held on Friday, November 15, 1996 at 11:00 a.m. central standard time ("CST"), at the Company's executive offices located at 1800 West Loop South, Suite 900, Houston, Texas 77027.

         Whether or not you plan to attend, and regardless of the number of shares or ADRs you own, it is important that your shares be represented at the meeting. You are accordingly urged to sign, date and return your proxy promptly. To be effective, holders of ordinary shares must return the proxy to the Company's registered office at Evelyn House, 62 Oxford Street, London W1N 9LF England by 4:00 p.m. London time (11:00 a.m. CST) on Wednesday, November 13, 1996. ADR holders should return the ADR proxy to the depositary, Morgan Guaranty Trust Company of New York ("Morgan"), by 3:00 p.m. eastern standard time on Monday, November 11, 1996 in the envelope provided by Morgan, which requires no postage if mailed in the United States. U.S. holders of ordinary shares may return the proxy so that it is received at the Company's executive offices in Houston by 5:00 p.m. CST on Monday, November 11, 1996; the Company has made arrangements to send the materials via courier to its U.K. offices by the deadline. Your return of a proxy in advance will not affect your right to vote in person at the meeting.

         We hope that you will be able to attend the meeting. The officers and directors of Learmonth & Burchett Management Systems Plc look forward to seeing you at that time.

                                                   Sincerely,

                                                   GERALD N. CHRISTOPHER
                                                   Chairman of the Board
                                                     of Directors

                                                   MICHAEL S. BENNETT
                                                   Director and
                                                     Chief Executive Officer

                              LEARMONTH & BURCHETT
                             MANAGEMENT SYSTEMS PLC
                              1800 West Loop South
                                   Suite 900
                              Houston, Texas 77027

                             ---------------------
                        NOTICE OF ANNUAL GENERAL MEETING
                          To be held November 15, 1996

                             ---------------------

         The Annual General Meeting of Learmonth & Burchett Management Systems Plc (the "Company") will be held at the Company's executive offices located at 1800 West Loop South, Suite 900, Houston, Texas, on Friday, November 15, 1996 at 11:00 a.m. central standard time ("CST") for the following purposes:

         As ORDINARY BUSINESS:

         1. To receive and adopt the Directors' Report and the audited accounts for the year ended April 30, 1996.

         2. To re-elect Gerald N. Christopher, who was appointed as a Director on August 2, 1996.

         3. To re-elect Michael S. Bennett, who was appointed as a Director on August 2, 1996.

         4. To re-elect David B. Rodway, who retires as a Director by rotation.

         5. To re-elect Rainer H. Burchett, who retires as a Director by rotation.

         6. To re-appoint the auditors Price Waterhouse to hold office until the next Annual General Meeting and to authorize the Directors to fix their remuneration.

         7. To approve the payment of fees to the non-Executive Directors of the Company of an aggregate of up to (pound)55,000 in the year to April 30, 1997 (being in excess of the (pound)40,000 limit currently set forth in the Company's Articles of Association).

         As SPECIAL BUSINESS, to consider, and if thought fit to pass, the following resolutions, of which Resolutions 8, 9, 10, 11 and 12 will be proposed as Ordinary Resolutions and Resolution 13 will be proposed as a Special
Resolution:

         8.       To approve the adoption of the 1996 Equity Incentive Plan.

         9.       To approve the adoption of the 1996 U.S. Employee Stock
                  Purchase Plan.

         10. To approve the adoption of the 1996 Non-employee Directors' Share Option Plan.

         11. To approve an amendment to the Executive Share Option Scheme and to certain option certificates relating to options granted thereunder.

         12.      To authorize the Directors to allot shares.

         13. To approve disapplication of preemptive rights of holders of ordinary shares.

         The full verbatim text of each of the resolutions numbered 12 and 13 above is set out on pages 36-37 of the accompanying Proxy Statement and should be deemed to be incorporated in this Notice.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         A shareholder who is entitled to be present and vote at the Annual General Meeting may appoint a proxy to attend and vote in his/her stead. Any proxy so appointed need not be a shareholder. To be effective, forms of proxy must be deposited at the Company's registered office by 11:00 a.m. CST (4:00 p.m. London time) on Wednesday, November 13, 1996. The registered office of the Company is located at Evelyn House, 62 Oxford Street, London W1N 9LF England. For the convenience of U.S. holders of ordinary shares (not ADRs), the Company will send to its registered office all proxies received at its Houston headquarters by 5:00 p.m. CST on Monday, November 11, 1996. ADR holders should return the ADR proxy to the depositary, Morgan Guaranty Trust Company of New York ("Morgan"), by 3:00 p.m. eastern standard time on Monday, November 11, 1996 in the envelope provided by Morgan, which requires no postage if mailed in the United States. Completion of the proxy card does not preclude a shareholder from attending and voting at the meeting.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                             Stephen E. Odom
                                             Company Secretary
                                             October 16, 1996

                              LEARMONTH & BURCHETT
                             MANAGEMENT SYSTEMS PLC

                              1800 West Loop South
                                   Suite 900
                              Houston, Texas 77027

                             ---------------------

                                PROXY STATEMENT

                             ANNUAL GENERAL MEETING

                             ---------------------

         The accompanying proxy is solicited by and on behalf of the Board of Directors of Learmonth & Burchett Management Systems Plc (the "Company") for use at the Annual General Meeting ("AGM") to be held at the Company's executive offices located at 1800 West Loop South, Suite 900, Houston, Texas 77027 on Friday, November 15, 1996 at 11:00 a.m. CST and any adjournments thereof.

         Holders of ordinary shares of 10 pence each in the capital of the Company ("Ordinary Shares") on the Register of Members at the date of the AGM will be entitled to vote at the AGM. On October 10, 1996 (being the latest practicable date prior to the printing of this document), there were 25,538,720 Ordinary Shares in issue, the holders of which are entitled on a poll to one vote per share on each matter to come before the AGM. Proxies properly executed and returned will be voted at the AGM in accordance with any directions noted thereon or, if no direction is indicated, proxies will be voted FOR receiving and adopting the Report and Accounts, FOR election of each of the directors, FOR appointment of the auditors, FOR approval of the increase in the aggregate level of the non-Executive Directors' remuneration, FOR adoption of 1996 Equity Incentive Plan (the "Equity Incentive Plan"), FOR adoption of 1996 U.S. Employee Stock Purchase Plan, FOR adoption of 1996 Non-employee Directors' Share Option Plan, FOR approval of amendment to Executive Share Option Scheme and to certain option certificates relating to options granted thereunder regarding new vesting arrangements, FOR authorizing the Directors to allot shares and FOR disapplication of preemptive rights. Proxies will be voted in the discretion of the holders of the proxy with respect to any other business that may properly come before the meeting and all matters incidental to the conduct of the meeting. Any shareholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Company Secretary a written revocation or a duly executed proxy bearing a later date than the date of the proxy being revoked. Any shareholder attending the meeting in person may revoke his or her proxy and vote his or her shares at the meeting. In accordance with the terms of the Company's American Depositary Receipts, holders of ADRs may instruct the Depositary, Morgan Guaranty Trust Company of New York, how the American Depositary Shares (each of which represents two ordinary shares) underlying their ADRs should be voted.

         This Proxy Statement was mailed to shareholders on or about October 16, 1996.

                               PROPOSAL NUMBER 1

                 RECEIVING AND ADOPTING THE REPORT AND ACCOUNTS

         In accordance with the requirements of the UK Companies Act 1985, the Company has prepared a Directors' Report and Audited Accounts, a copy of which is enclosed with this Proxy Statement and which is required to be laid before the Company in General Meeting. Proposal Number 1 is to adopt the Directors' Report and Audited Accounts.


                       THE BOARD OF DIRECTORS RECOMMENDS
                 RECEIVING AND ADOPTING THE REPORT AND ACCOUNTS

                          PROPOSAL NUMBERS 2 THROUGH 5

                             ELECTION OF DIRECTORS

         Four directors are to be proposed for election at the 1996 AGM. Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which each proxy relates FOR the election of each of the nominees listed below. All of the nominees named below are presently serving as directors of the Company and are anticipated to be available for election and able to serve. Two of the nominees were first elected to the Board at a meeting of the Board of Directors in Houston, Texas on August 2, 1996, and, in accordance with the Company's Articles of Association, must be re-elected by the Shareholders at the AGM.

         Set forth below is certain information concerning the nominees and incumbent directors:

--------------------------------------------------------------------------------


          New Nominees for Election at the 1996 Annual General Meeting

--------------------------------------------------------------------------------


         Gerald N. Christopher - Mr. Christopher has served as Chairman and Director of Learmonth & Burchett Management Systems Plc since August 2, 1996. He previously held the positions of President and Chief Executive Officer of Amber Wave Systems, Inc., Extension Technology and Channel Computing. Additionally, he was the Chief Financial Officer of Bachman Information Systems, Inc.

         Michael S. Bennett - Mr. Bennett has served as the President, Chief Executive Officer and Director since August 2, 1996. Mr. Bennett served as the President and Chief Executive Officer of Summagraphics until the time of its acquisition by Lockheed Martin's CalComp subsidiary. Prior to Summagraphics, Mr. Bennett served as Senior Executive with Dell Computer and Chief Executive Officer of several high technology organizations. He also has spent over 12 years in various capacities with Digital Equipment Corporation in both domestic and international positions.

--------------------------------------------------------------------------------

                Current Directors Whose Terms Expire in 1996 and
            Nominees for Election at the 1996 Annual General Meeting

--------------------------------------------------------------------------------


         David B. Rodway - Mr. Rodway has served as Senior Vice President-Development of the Company since 1994 and as a Director since 1991. Mr. Rodway joined the Company in 1990 as Associate Director. Prior to joining the Company, Mr. Rodway served as Research and Development Director of Hugin Sweda International, a supplier of retail information systems, and prior to that was Director of Software Sciences, a systems contractor and subsidiary of Thorn EMI, a U.K.-based conglomerate, responsible for research and development.

         Rainer H. Burchett - Mr. Burchett has served as a Director of the Company since 1977 and as its Chairman until his resignation as such on August 2, 1996. Mr. Burchett co-founded the Company in 1977. Prior to founding the Company, he was employed by BIS Applied Systems, a consulting company.

-------------------------------------------------------------------------------

                  Incumbent Directors (Not Up for Re-election)

-------------------------------------------------------------------------------


         G. Felda Hardymon - Mr. Hardymon has served as a Director since 1994. Mr. Hardymon has served as a General Partner of Bessemer Venture Partners, a group of venture capital funds, since 1981. Prior to joining Bessemer, Mr. Hardymon was Vice President of Business Development Services, Inc., the venture capital subsidiary of General Electric Company. He serves on the board of Video Server, Inc., a supplier of networking equipment and associated software for multimedia conferences.

         Roger A. Learmonth - Mr. Learmonth has served as a Director since co-founding the Company in 1977. Mr. Learmonth served as the Company's Chief Executive Officer until October 1994. Prior to founding the Company, Mr. Learmonth was employed by BIS Applied Systems.

Information Concerning the Board and Its Committees

         The Board of Directors held 21 meetings in the fiscal year ended April
30, 1996.   The Board has two standing committees: the Audit Committee and the
Remuneration Committee.

         The members of the Audit Committee in the fiscal year ended April 30, 1996 were Messrs. O'Hara (Chairman), Burchett and Tebbs and for the fiscal year ended April 30, 1997 are Messrs. Hardymon and Christopher.1 The Audit Committee meets from time to time and the independent accountants of the Company may, at any time they consider appropriate, request a meeting. The responsibilities of the Audit Committee are to consider and recommend the appointment of the Company's independent accountants, approve the audit fee, consider any questions of resignation or dismissal of the auditors, discuss with the independent accountants the nature and scope of the audit, review the quarterly, half-year and annual financial statements before submission to the Board, discuss problems and reservations arising from the quarterly and interim unaudited accounts and annual audits and any other matters the independent accountants may wish to discuss, review the independent accountants' management letter and management's response, review the Company's statement on internal control systems and consider the major findings of internal investigations and management's response.

--------
  1 Messrs. O'Hara and Tebbs resigned as Directors in January and July, 1996, respectively.

         The members of the Remuneration Committee in the fiscal year ended April 30, 1996 were Messrs. Tebbs (Chairman), Burchett, Hardymon and O'Hara. On August 2, 1996, the Board of Directors of the Company voted to reconstitute the Remuneration Committee with Board members Messrs. Christopher, Hardymon and Burchett. The Remuneration Committee meets from time to time to approve and recommend to the Board the remuneration of the Executive Directors (Messrs. Burchett, Bantleman (1996), Rodway and Bennett (1997)) and key personnel. In particular, the Remuneration Committee is required to approve any new service agreement entered into between the Company and any of the Executive Directors. During fiscal 1996, both committees met without the presence of Mr. Burchett from time to time, for example, when determining Mr. Burchett's own remuneration. The Remuneration Committee also sets and approves share allocations under the Company's Executive Share Option Scheme.

         In fiscal 1996, each of the Directors who was not an Executive Director was entitled to compensation from the Company for serving on the Board of Directors equal to an annual fee of (pound)13,000, plus an additional (pound)1,275 per meeting for meetings of the Board of Directors which were outside a Director's home country. (Article 84 of the Company's Articles of Association limits the compensation payable to all non-Executive Directors to (pound)40,000 in the aggregate, without shareholder approval. See Proposal Number 7). Additionally, the Company reimburses each of these Directors for expenses incurred in attending meetings of the Board of Directors.

         From time to time the Company engages non-Executive Directors to perform consulting services for the Company on a limited basis. As compensation for the performance of such services (which are generally outside of the scope of their duties as a director), such non-Executive Directors receive a consulting fee equal to (pound)850 per day. During fiscal 1996, Mr. Tebbs received (pound)4,714 in consulting fees from the Company.

         Copies of the service contracts between each of the Directors and the Company or any of its subsidiaries and the register of Director's interests in shares will be available for inspection during normal business hours at the registered office from October 16 to November 11, 1996. They will also be available at the place of the AGM from 15 minutes prior to its commencement until its close.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            ELECTION OF THE NOMINEES
                                DESCRIBED ABOVE

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table and notes thereto set forth certain information with respect to the beneficial ownership of the Ordinary Shares as of October 10, 1996 by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding Ordinary Shares of the Company; (ii) each Named Executive Officer and each director of the Company; (iii) each current executive officer and (iv) all officers and directors of the Company as a group. Except as otherwise indicated, each of the shareholders named below has sole voting and investment power with respect to the Ordinary Shares beneficially owned:

                                                           Ordinary Shares
                                                        Beneficially Owned(1)

   Officers, Directors and 5% Shareholders             Number           Percent

Rainer H. Burchett.............................      1,500,000(2)        5.8%
     c/o Learmonth & Burchett
     Management Systems Plc
     Evelyn House
     62 Oxford Street
     London W1N 9LF England

Roger A. Learmonth.............................      1,049,749(3)        4.1%
     c/o Learmonth & Burchett
     Management Systems Plc
     Evelyn House
     62 Oxford Street
     London W1N 9LF England

Bessemer Venture Partners III L.P.                   2,035,801(4)        7.9%
     83 Walnut Street
     Wellesley Hills, MA  02181

The Kaufman Fund...............................      2,030,000           7.9%
     140 E. 45th Street
     New York, NY  10017

LBMS Trustee Company Ltd.......................      1,024,241(5)        4.0%
     c/o Learmonth & Burchett
        Management Systems Plc
     Evelyn House
     62 Oxford Street
     London W1N 9LF England

Gerald N. Christopher..........................          2,000             *
Michael S. Bennett.............................              0             *
Stephen E. Odom................................              0             *
Peter Combe...................................          16,500(6)          *
David B. Rodway................................         44,500(7)          *
Rick Pleczko...................................         24,400(8)          *
Felda Hardymon.................................         65,262(9)          *

     All current directors and executive officers
        as a group (10)........................      4,672,950          18.1%

----------------

*        Less than one percent.

(1) Applicable percentage of ownership as of October 10, 1996 is based upon 25,538,720 Ordinary Shares outstanding. Gives effect to the Ordinary Shares issuable within 60 days of October 10, 1996 upon the exercise of options beneficially owned by the indicated shareholder on that date. Unless otherwise indicated, the persons named in the table have sole voting power and sole investment control with respect to all Ordinary Shares beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to such Ordinary Shares.

(2) Includes 692,000 Ordinary Shares held by 9 trusts for which Mr. Burchett is a co-trustee. Does not include 1,024,241 Ordinary Shares owned of record by LBMS Trustee Company Limited of which Mr. Burchett is a shareholder and a director. Mr. Burchett disclaims beneficial ownership in all shares held by LBMS Trustee Company Limited.

(3) Includes 600,000 Ordinary Shares held in a trust for which Mr. Learmonth serves as co- trustee. Also includes 2,850 Ordinary Shares held by his daughter. Does not include 1,024,241 Ordinary Shares owned of record by LBMS Trustee Company Limited of which Mr. Learmonth is a director. Mr. Learmonth disclaims beneficial ownership in all shares held by LBMS Trustee Company Limited.

(4) Includes 38,903 Ordinary Shares owned by BVP III Special Situations L.P. and 92,643 owned beneficially by certain present or former officers of Bessemer Securities Corporation, the sole owner of the sole limited partner of Bessemer Venture Partners III L.P. Under certain circumstances Bessemer Venture Partners III L.P. may direct the voting of such shares.

(5) Ordinary Shares held by the Executive Share Option Trust are controlled by the Trustee, LBMS Trustee Company Limited, of which Mr. Burchett is a shareholder and director and Mr. Learmonth is a director. Messrs. Burchett and Learmonth each disclaim beneficial ownership of all Ordinary Shares held by the Trust. Options representing 692,850 Ordinary Shares have been designated to be satisfied by Ordinary Shares held by the Trust.

(6) Includes 12,500 Ordinary Shares issuable upon exercise of a share option.

(7) Includes 37,000 Ordinary Shares issuable upon exercise of a share option.

(8) Includes 11,300 Ordinary Shares issuable upon exercise of a share option.

(9) Excludes 1,996,898 Ordinary Shares owned by Bessemer Venture Partners III LP. Mr. Hardymon is a general partner of the general partner of Bessemer Venture Partners III LP.

                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during fiscal 1996 and fiscal 1995 by (i) the Company's Chief Executive Officer and (ii) each of the four most highly paid executive officers who received compensation in excess of $100,000 for the fiscal year 1996 (together, the "Named Executive Officers").

                           Summary Compensation Table

                                                                                     Long-Term
                                                                                    Compensation
                                                                                     Awards of
                                                                                    Securities
                                                   Annual Compensation               Underlying              All Other
Name and Principal Position        Year (7)     Salary($)        Bonus($)             Options             Compensation (4)
---------------------------        --------     ---------        --------          ------------          ----------------
John P. Bantleman (1)                1996       $189,272         $ 55,000             100,000                 $ 1,133
     Chief Executive Officer         1995       $151,073         $100,000             564,000                 $ 2,719

Stephen Odom (2)                     1996       $150,000         $ 50,000             100,000                 $     0
     Chief Financial Officer         1995            N/A              N/A             200,000                     N/A
     and Secretary

Peter Combe                          1996       $153,412         $ 73,770             100,000                 $ 1,547
     Senior Vice President           1995       $121,183         $104,423             199,000                 $ 1,414

Rainer H. Burchett                   1996       $134,463         $      0                   0                 $66,330 (5)
     Chairman (3)                    1995       $134,560         $      0                   0                 $62,595 (6)

Rick Pleczko                         1996       $137,100         $ 77,540             100,000                 $ 2,070
     Vice President                  1995       $107,831         $ 59,873             143,000                 $ 1,863


(1) John P. Bantleman resigned as President and Chief Executive Officer and as a Director of the Company in August, 1996.

(2) Stephen E. Odom joined the Company in April 1995, just prior to the fiscal year end. For fiscal 1995 Mr. Odom's annual salary would have been $150,000 and Mr. Odom would have been entitled to bonus compensation of up to $50,000. In addition Mr. Odom was granted an option to purchase 200,000 Ordinary Shares.

(3) Rainer H. Burchett resigned as Chairman of the Board of Directors in August, 1996.

(4) Represents Company contributions to the Company's 401(k) Plan, a defined contribution plan available to U.S. employees only. Except with respect to Mr. Burchett, other compensation in the form of perquisites and other personal benefits has been omitted as the aggregate amount of such perquisites and other personal benefits constituted the lesser of $50,000 or 10% of the total annual salary and bonus of the Named Executive Officer for such year.

(5) Includes $38,750 to The Equitable Life Assurance Company Limited, $5,167 to M&G Pension and Annuity Company Limited and $22,413 in car allowance.

(6) Represents Company contributions of $39,250 and $5,233 to The Equitable Life Assurance Company Limited and M&G Pension and Annuity Company Limited, respectively, for money purchase retirement plans maintained for Mr. Burchett. Also includes $18,122 received by Mr. Burchett for car allowance.

(7) The periods covered by this table are the fiscal years ended in April 1996 and 1995.

Share Option Information

         The following table sets forth certain information regarding the option grants made pursuant to the Company's Executive Share Option Scheme and ESOP Share Option Scheme (the "Share Option Plans") during fiscal 1996 to each of the Named Executive Officers.

                       Option Grants in Last Fiscal Year

                                                                                           Potential Realizable
                         Number of                                                           Value at Assumed
                      Ordinary Shares   Percentage        Exercise                            Annual Rates of
                        Underlying       of Total           Price                               Stock Price
                          Options         Options          in Pounds    Expiration           Appreciation for
Name                      Granted       Granted (3)      Sterling (4)      Date               Option Term (5)
----                      -------       -----------     -------------- ------------           ---------------
                                                                                                 5%       10%
                                                                                             -----------------
John P. Bantleman (1)     100,000          12%              3.23         3/29/06           $331,463      $527,800

Stephen Odom              100,000          12%              1.33         3/29/06           $331,463      $527,800

Peter Combe               100,000          12%              1.33         3/29/06           $331,463      $527,800

Rainer H. Burchett (2)      N/A             0%              N/A            N/A             N/A           N/A

Rick Pleczko              50,000            6%              1.33         3/29/06           $165,731      $263,900


------------------

(1) John P. Bantleman resigned as President and Chief Executive Officer and as a Director of the Company in August, 1996. Upon Mr. Bantleman's resignation, 520,500 unvested options previously granted to him expired as of such date. 209,750 vested stock options will remain exercisable until May 31, 1997 but shall be held as collateral against past advances from Learmonth & Burchett Management Systems, Inc. to Mr. Bantleman.

(2) Rainer H. Burchett resigned as Chairman of the Board of Directors in August, 1996.

(3) Based on an aggregate of 814,000 options granted to employees in fiscal 1996, including options granted to the Named Executive Officers.

(4) The market value at the date of grant was(pound)1.33 per Ordinary Share. The exchange rate at the date of grant was $1.53/(pound).

(5) Amounts represent hypothetical gains that could be achieved for the respective options at the end of the ten-year option term. The assumed 5% and 10% rates of share appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate of the future market price of the Ordinary Shares.

OPTION EXERCISES AND YEAR-END INTERESTS

         The following table sets forth for each of the Named Executive Officers certain information concerning the value of unexercised options at the end of fiscal 1996 (including options granted in fiscal 1996) and the value of options exercised in fiscal 1996.

                 Aggregate Option Exercises in Last Fiscal year
                       and Fiscal year-End Option Values


                           Ordinary Shares                                  Number of                    Net Values of Unexercised
                              Acquired             Value                Unexercised Options               In-the-Money Options (3)
                             on Exercise          Realized           Exercisable   Unexercisable        Exercisable    Unexercisable
John P. Bantleman (1)            N/A                N/A              42,000          688,250             $91,915         $694,945

Stephen Odom                     N/A                N/A                 N/A          300,000                 N/A          229,500

Peter Combe                    4,000            $18,085               6,000          310,500              11,819          369,227

Rainer H. Burchett (2)           N/A                N/A                 N/A              N/A                 N/A              N/A

Rick Pleczko                  12,000             37,668               5,600          202,900              11,567          253,467

----------------

(1) John P. Bantleman resigned as President and Chief Executive Officer and as a Director of the Company in August, 1996. Upon Mr. Bantleman's resignation, 520,500 unvested options previously granted to him expired as of such date. 209,750 vested stock options will remain exercisable until May 31, 1997 but shall be held as collateral against past advances from Learmonth & Burchett Management Systems, Inc. to Mr. Bantleman.

(2) Rainer H. Burchett resigned as Chairman of the Board of Directors in August, 1996.

(3) Based on the estimated fair value of the Company's Ordinary Shares at the end of fiscal 1996 (as determined by the price per Ordinary Share of (pound)1.93 on the USM at April 30, 1996), less the exercise price payable for such Ordinary Shares. The exchange rate at April 30, 1996 was $1.53/(pound).

Compliance with Section 16(a) of the Exchange Act

         Rainer Burchett, a Director, Director-elect and, until his resignation on August 2, 1996, Chairman of the Company, failed to file the Form 4 or Form 5 required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to one transaction during the fiscal year ended April 30, 1996 that was reportable on Form 4 or, belatedly, on Form 5. Mr. Burchett will disclose such transaction on the Form 4.

         Roger A. Learmonth, a Director of the Company, failed to file the Form 4 or Form 5 required to be filed pursuant to Section 16(a) of the 1934 Act with respect to one transaction during the fiscal year ended April 30, 1996 that was reportable on Form 4 or, belatedly, on Form 5. Mr. Learmonth will disclose such transaction on the Form 4.

         Rick Pleczko, a Vice President of the Company, failed to file the Form 4 or Form 5 required to be filed pursuant to Section 16(a) of the 1934 Act with respect to a grant of options during the fiscal year ended April 30, 1996 that was reportable on Form 4 or, belatedly, on Form 5. Mr. Pleczko will disclose such grant on the Form 4.

         David B. Rodway, a Senior Vice President and Director of the Company, failed to file the Form 5 required to be filed pursuant to Section 16(a) of the 1934 Act with respect to an exercise of options during the fiscal year ended April 30, 1996 that was reportable on Form 5. Mr. Rodway will disclose such exercise on the Form 5.

         Mr. Combe, Senior Vice President of the Company, failed to amend his Form 3 which underreports by 2,000 his direct holdings in ordinary shares; he also failed to file the Form 4 or Form 5 required to be filed pursuant to
Section 16(a) of the 1934 Act with respect to a grant of options during the fiscal year ended April 30, 1996 that was reportable on Form 4 or, belatedly, on Form 5. Mr. Combe will file an amended Form 3 and will disclose such grant on the Form 4.

         Mr. Odom, Secretary to the Company, failed to file the Form 4 or Form 5 required to be filed pursuant to Section 16(a) of the 1934 Act with respect to a grant of options during the fiscal year ended April 30, 1996 that was reportable on Form 4 or, belatedly, on Form 5. Mr. Odom will disclose such grant on the Form 4.

         Mr. Bantleman, Chief Executive Officer and a Director of the Company until his resignation on August 2, 1996, failed to file the Form 4 or Form 5 required to be filed pursuant to Section 16(a) of the 1934 Act with respect to a grant of options during the fiscal year ended April 30, 1996 that was reportable on Form 4 or, belatedly, on Form 5. Mr. Bantleman will disclose such grant on the Form 4.

Employment Arrangements With Executive Officers

         Michael S. Bennett and the Company are parties to an agreement pursuant to which Mr. Bennett serves as President and Chief Executive Officer of the Company and a member of the Company's Board of Directors. The agreement has an effective date of August 2, 1996 with no initial fixed term and no termination notification requirement as Mr. Bennett is an employee at will. The initial salary payable under the agreement is $200,000 per year. Pursuant to the agreement, the initial salary may be adjusted by the Board of Directors at an annual review. The Company has also issued to Mr. Bennett options to purchase 400,000 Ordinary Shares at an exercise price of $1.185. Mr. Bennett is also entitled to a bonus of $100,000 at target performance and to participate in certain of the Company's benefit plans. In the event of a change of control of the Company, Mr. Bennett will be entitled to a severance payment of $300,000 and all of his then unvested share options will become immediately vested.

         Gerald N. Christopher and the Company are parties to an agreement pursuant to which Mr. Christopher serves as Chairman of the Board of Directors of the Company. The agreement has an effective date of August 2, 1996 with no initial fixed term and no termination notification requirement as Mr. Christopher is an employee at will. The initial salary payable under the agreement is $3,000 per week, subject to adjustment effective January 1, 1997, when Mr. Christopher's yearly salary is set at a rate of $1,000 per week. The Company has also issued to Mr. Christopher options to purchase 250,000 Ordinary Shares at an exercise price of $1.185. Mr. Christopher is also entitled to reimbursement for the cost of an apartment and reasonable living expenses in the Houston area, as well as for reasonable travel expenses.

         John P. Bantleman resigned as President and Chief Executive Officer and as a Director of the Company on August 2, 1996. Under the terms of a termination agreement with the Company, Mr. Bantleman received a lump sum of $106,000 (less payroll deductions and taxation withholding), representing six months salary continuation and an automobile allowance. Health benefits were continued for six months. Upon Mr. Bantleman's resignation, the Board voted to accelerate 154,000 of his unvested options resulting in his holding 209,750 vested stock options exercisable through May 31, 1997. Such options are held as collateral against Mr. Bantleman's advances of $90,000 from the Company. The balance of his unvested options expired upon his resignation.

                              CERTAIN TRANSACTIONS

         In August 1995, as part of the acquisition of Corporate Computing, Inc. by the Company, the Company issued an aggregate of 700,000 Ordinary Shares, of which 315,000 Ordinary Shares were issued to Christine Comaford, the principal shareholder of CCI, and the balance were issued to other equity interest holders of CCI. At that time, the Ordinary Shares issued to Ms. Comaford had a market value on the USM of (pound)945,000.

         On August 2, 1996, at a meeting of the Board of Directors of the Company, it was unanimously voted that, subject to the approval of the 1996 Equity Incentive Plan, Messrs. Christopher and Bennett were granted options to purchase 250,000 and 400,000 Ordinary Shares, respectively, equivalent to 125,000 and 200,000 American Depositary Shares, respectively. The aggregate purchase prices are $296,250 and $474,000, respectively. On September 26, 1996 Messrs. Odom, Combe, Rodway and Pleczko were each granted options to purchase 150,000 Ordinary Shares, equivalent to 75,000 American Depositary Shares for an aggregate purchase price of $177,750.

Remuneration Committee Report

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 8 shall not be incorporated by reference into any such filings.

                 REPORT OF THE LEARMONTH & BURCHETT MANAGEMENT
                         SYSTEMS PLC BOARD OF DIRECTORS
                             REMUNERATION COMMITTEE

         The Company's executive compensation program is administered by the Remuneration Committee of the Board of Directors (the "Committee"). The Committee, which is composed of a majority of independent directors, makes recommendations to the Board of Directors on the three key components of the executive compensation program: base salary, annual incentive awards and long-term incentives.

         The Committee establishes individual compensation awards based on the contribution the executive has made in attaining the Company's short term and strategic performance objectives as well as the executive's anticipated future contribution. The Company's executive compensation program consists primarily of the following integrated components:

         1. Base Salary - which is designed to compensate executives competitively within the industry and marketplace.

         2. Annual Incentives - which provide a direct link between executive compensation and annual Company performance against predetermined measures.

         3. Long-Term Incentives - which consist of stock options designed to link management decision making with long-term Company performance and shareholder interests.

         Base Salary. Base salary levels for executive officers of the Company are reviewed annually by the Remuneration Committee. Executive officers of the Company are paid salaries in line with their responsibilities.

         Annual Incentives. All executive officers are eligible to receive incentive cash bonuses. Awards are based on the attainment of performance measures established by the Remuneration Committee at the beginning of the fiscal year. These performance measures are keyed to management's annual operating plan and are based on the achievement of targeted operating profit and revenue growth. As Company performance for fiscal 1996 did not meet the targeted measures, the incentive cash bonuses actually paid were below targeted amounts.

         Long-Term Incentives. The Company provides long-term incentives through its two share option plans (the "Share Option Plans"). Under the Executive Share Option Scheme, options may be granted within each period of six weeks following the date on which the Company announces its annual, half-yearly or quarterly results. Under the ESOP Share Option Scheme, options may be granted within the six weeks following the announcement by the Company of its annual, half-yearly or quarterly results, or otherwise in exceptional circumstances. Share options are intended to offer an equity incentive for superior performance and to foster the retention of key personnel through awards structured to vest and become exercisable over time provided that the individual remains employed by the Company. There is no set formula for the award of options. Factors considered in making option awards to officers and employees of the Company include industry practices and norms, prior grants to such officers or employees, the importance of retaining such officer's or employee's services, such officer's or employee's potential to contribute to the success of the Company and such officer's or employee's past contributions to the Company. Because the receipt of value by an executive officer under the Share Option Plans is dependent upon an increase in the price of the Company's Ordinary Shares, this portion of the executives' compensation is directly aligned with an increase in shareholder value.

         The Board of Directors approves the compensation of the Chief Executive Officer. The Chief Executive Officer and the Company are parties to a Service Agreement pursuant to which Michael S. Bennett serves as Chief Executive Officer of the Company. The salary payable under the agreement may be adjusted by the Board of Directors at any time. The Committee believes Mr. Bennett is paid a reasonable salary. Mr. Bennett is also entitled to bonuses as determined by the Board of Directors of the Company and to participate in the Company's benefit plans. The bonuses payable and option grants are determined generally using the same measurements employed in determining such awards for other executive officers described above.

                             Remuneration Committee

                                Rainer Burchett
                               Gerald Christopher
                                 Felda Hardymon

                               PERFORMANCE GRAPH

  Comparison of cumulative total return among Learmonth & Burchett Management
           Systems PLC, S&P Midcap 400 Index and S&P Midcap Computer
                          Software and Services Index*


                                  [GRAPH HERE]


                                       Base
                                      Period
Company/Index                       16-Nov-95    Nov-95    Dec-95    Jan-96    Feb-96    Mar-96    Apr-96
LEARMONTH & BURCHETT MANAGEMENT SYS.   100       102.63     93.42    103.95    48.68     40.79      61.84
S&P MIDCAP COMPUTER (SOFTWARE & SVC.)  100       106.29    103.86     94.24   100.28     98.34     108.59
S&P MIDCAP 400 INDEX                   100       101.73    101.47    102.94   106.44    107.72     111.01

S&P Midcap 400 Index and S&P Midcap Computer Software and Services Index*


Figure 1

-------
* Assumes $100 invested in the Company's American Depositary Shares, S&P Midcap 400 Index and S&P Midcap Computer Software & Services Index on November 16, 1995, the date of the Company's initial public offering in the United States. Assumes reinvestment of dividends.

         The stock prices on the foregoing Performance Graph are not necessarily indicative of future stock price performance. Each of the Report of the Remuneration Committee of the Board of Directors set forth above under "Report of the Remuneration Committee" and the Performance Graph shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                               OTHER INFORMATION

Share Option Plans

         The Company has established two share option plans (the "Share Option Plans") for its employees. In connection with the Share Option Plans, the Company established the Executive Share Option Trust in 1984, to hold trust assets for the benefit of employees and former employees of the Company and its subsidiaries (the "Group Companies"). The present Trustee of the Trust is LBMS Trustee Company Limited (the "ESOP Trustee"), a subsidiary of the Company, whose board of directors currently consists of Messrs. Learmonth and Burchett. The ESOP Trustee has the power to borrow money and enter into other financing arrangements for the purpose of acquiring any holding of Ordinary Shares on behalf of the beneficiaries, and in particular to make any such Ordinary Shares available to satisfy options exercised under the Share Option Plans. The borrowings of the Trust and the expenses and liabilities of the ESOP Trustee are guaranteed or indemnified by the Company.

         A summary of the terms of the Share Option Plans is set out below:

         Executive Share Option Scheme. The Executive Share Option Scheme (the "Executive Plan") was originally adopted by the Company in 1984 and has been amended on a number of occasions. Options are outstanding both under the terms currently in force and under the terms of previous versions of the Executive Plan. Under the terms of the Executive Plan, options may be granted to any employee of the Company and its subsidiaries (each, a "Group Company") who works full time (at least 25 hours per week in the case of directors, and at least 20 hours per week in the case of employees) and who does not have a material interest in the Company. Options may be granted at the discretion of the Directors or by a committee approved by the Directors (the "Committee"). The exercise price for an option is determined by the Committee at the date of grant, but may not be less than the market value of an Ordinary Share at the date of grant. Options may be granted within a period of six weeks following the date on which the Company announces its annual, half-yearly or quarterly results.

         The Executive Plan contains a number of limits on the grant of options. In particular, as at any date, the aggregate number of Ordinary Shares which may be issued pursuant to options granted in the ten years ending on that date under the Executive Plan and any other employees' share plan of the Company may not exceed 10% of the then issued Ordinary Share capital. Subject to certain adjustments under the Executive Plan, the aggregate number of Ordinary Shares over which options may be granted under the Executive Plan, from and including April 12, 1995, shall not exceed 5,000,000.

         The Executive Plan is divided into two parts, one part of which has been approved by the U.K. Inland Revenue and one part of which has not. The effect of such approval is that options granted to U.K. employees under the approved portion of the Executive Plan ("Approved Options") attract more favorable tax treatment for the employee under U.K. tax laws.

         The rules for the unapproved section of the Executive Plan are substantially the same as those for the approved section, except that:

                  (a) options granted under the unapproved section are not subject to the U.K. Inland Revenue requirement that an individual's entitlement to options should be limited originally to the greater of
         (i) (pound)100,000 and (ii) four times annual U.K. taxable remuneration and, since July 1995, following a change of law, to (pound)30,000;

                  (b) options granted under the unapproved section are not automatically exercisable on a reorganization or change of control of the Company in circumstances where a replacement option is available. Proposal Number 11 would change this by amending the Executive Plan to make these options immediately exercisable in full upon a change in control.

         An option may not be exercised more than 10 years after the date of grant and an option may only be exercised by the person to whom it is granted or his personal representative and is not transferable.

         Options may be satisfied on exercise either by the allotment and issue of new Ordinary Shares, or by the transfer of existing fully paid Ordinary Shares. Ordinary Shares allotted and issued under the Executive Plan rank pari passu in all respects with Ordinary Shares then in issue, but do not participate in any dividend or other rights attaching to Ordinary Shares by reference to a record date preceding the date of exercise of the option. Application will be made for any Ordinary Share so issued to be admitted to listing or quotation on any stock exchange or securities market on which the Ordinary Shares are then listed or quoted.

         Generally, the options vest over three to five years. Subject to approval of Proposal Number 11, options may be exercised at the time vested.

         All options may also be exercised in full for a limited period after a takeover, reconstruction or amalgamation (a reorganization), or voluntary winding up of the Company, except where the option holder elects to accept a replacement option offered by the acquiring company.

         In the event of any capitalization or rights issue, or subdivision, consolidation or reduction of capital, the Directors may make such adjustments as they consider appropriate to the number and/or the exercise price of any outstanding options. Any such adjustment will require prior approval of the U.K. Inland Revenue insofar as it affects any Approved Option. Except in limited circumstances, the Executive Plan may not be amended without the prior approval of shareholders in general meeting and, as regards the approved section, the U.K. Inland Revenue.

         As of October 10, 1996, options for the purchase of a total of 1,170,000 Ordinary Shares were outstanding under the Executive Plan, at exercise prices ranging from (pound)0.4425 per share to (pound)1.48 per share. Such options are exercisable, and expire, at varying dates. The Executive Plan expires on June 24, 1997 after which no more options can be granted under this scheme.

         ESOP Share Option Scheme. The ESOP Share Option Scheme (the "ESOP Plan") was adopted by the Company on July 2, 1993 and expires on the tenth anniversary of such date. Under the terms of the ESOP Plan, options may be granted within the six weeks following the announcement by the Company of its annual, quarterly or half-yearly results, or otherwise in exceptional circumstances.

         Options may be granted at any price, and are satisfied by the transfer of shares held by the ESOP Trustee. No grant of an option may be made under the ESOP Plan if it would cause the number of shares under option to exceed the number of shares held by the ESOP Trustee. An option may not be exercised more than ten years, after the date of grant. Unexercised options will lapse on the option holder's ceasing to be a director or employee of a Group Company, except to the extent that the ESOP Trustee permits otherwise.

         The ESOP Plan may be altered by the Company with the consent of the ESOP Trustee. As of the record date, options for a total of 692,850 Ordinary Shares were outstanding under the ESOP Plan, at exercise prices ranging from (pound)0.85 per Ordinary Share to (pound)1.33 per Ordinary Share. Such options are exercisable, and expire, at varying dates.

                               PROPOSAL NUMBER 6
                           RE-APPOINTMENT OF AUDITORS

         Proposal Number 6 is to re-appoint Price Waterhouse as the auditors of the Company until the next AGM, and to authorize the Board of Directors to fix their remuneration.

                       THE BOARD OF DIRECTORS RECOMMENDS
                 THE RE-APPOINTMENT OF PRICE WATERHOUSE TO HOLD
              OFFICE UNTIL THE NEXT ANNUAL GENERAL MEETING AND THE
            AUTHORIZATION OF THE DIRECTORS TO FIX THEIR REMUNERATION

                               PROPOSAL NUMBER 7

                              APPROVAL OF INCREASE
                         IN THE AGGREGATE LEVEL OF THE
                     NON-EXECUTIVE DIRECTORS' REMUNERATION

         Article 84 of the Company's Articles of Association imposes a limit of an aggregate total of (pound)40,000 on the payment of fees to Directors for the performance of their duties. Each year the actual amount of fees paid to Directors is reviewed by the Remuneration Committee of the Board of Directors. The Company's current policy is to pay fees only to non-Executive Directors. The non-Executive Directors' compensation during the last fiscal year was set in May 1995 at (pound)13,000 per Director, a (pound)1,000 increase over the previous fiscal year's compensation. Such increase in fees for non-Executive Directors was the first such increase after a two-year standstill. In order to properly compensate and retain qualified members of the Board of Directors and in consideration of the Directors' increased responsibility and liability due to the Company's securities current listing on both the USM and NASDAQ, the shareholders are being asked to approve an increase in the amount of fees payable by the Company for the services of Directors during the current fiscal year of an aggregate additional sum not to exceed (pound)15,000 in the current fiscal year. This increase shall be effective only during the current fiscal year.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        APPROVAL OF THE INCREASE IN THE

                      AGGREGATE LEVEL OF THE NON-EXECUTIVE
                            DIRECTORS' REMUNERATION

                             COMPENSATION PROPOSALS

         Proposals Number 8 through 11 involve the adoption of new incentive plans and the amendment to existing plans. The Board of Directors considers these proposals to be extremely important to the Company's ability to retain and attract talented employees, particularly in light of the Company's recent financial performance and restructuring, and the highly competitive market for talented employees in the U.S. software market.

                               PROPOSAL NUMBER 8

                           APPROVAL OF THE COMPANY'S
                           1996 EQUITY INCENTIVE PLAN

         On August 2, 1996, the Board of Directors of the Company (the "Board") unanimously adopted the Equity Incentive Plan subject to the approval of such plan by the shareholders of the Company, as more particularly described below. The Company is adopting the Equity Incentive Plan at this time to attract or retain employees who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of the Company's Ordinary Shares ("Shares").

         Grants of awards in the form of Options ("Awards") under the Equity Incentive Plan may be made prior to approval of the plan by shareholders (but after Board adoption of the Equity Incentive Plan), subject to such approval of the Equity Incentive Plan. No Award of an incentive stock option may be granted under the Equity Incentive Plan after ten years from the date of shareholder approval but Awards previously granted may extend beyond that date.

Summary of the Equity Incentive Plan

         The full text of the Equity Incentive Plan is set forth in Appendix A to this Official Circular / Proxy Statement, and the following summary description of certain features of the Equity Incentive Plan is qualified in its entirety by such reference.

         The Equity Incentive Plan is designed to advance the Company's interests by enhancing its ability to attract and retain employees who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of Shares. A total of 2,500,000 Shares, plus that number of Shares as may become available by reason of forfeiture of Options under the Company's Executive Share Option Scheme on or after August 2, 1996, are reserved and available for Awards made under the Equity Incentive Plan, subject to adjustment for Share dividends and similar events. From August 2, 1996 to October 10, 1996, 993,400 options under the Executive Share Option Scheme were forfeited. The Equity Incentive Plan provides for the grant of both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options. ISOs shall be awarded only to persons in the employ of the Company or any of its subsidiaries ("Employees").

         The Equity Incentive Plan will be administered by a committee of the Board (the "Committee"). Only persons currently or formerly in the employ of the Company or any of its subsidiaries ("Employees") and members of their families (except without limitation non-Employee (non-Executive) directors of the Company or a subsidiary of the Company) who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company or its subsidiaries will be eligible to receive Awards under the Equity Incentive Plan ("Participants").

         The exercise price of an Option granted under the Equity Incentive Plan may not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value of the Shares subject to the Option, determined as of the time the Option is granted. A "ten- percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company or of its parent or subsidiary corporation. On October 10, 1996 the closing sales price of the Company's American Depositary Shares ("ADS"), equivalent to two (2) Ordinary Shares, on the NASDAQ National Market was $2.625 per ADS. In no case may the exercise price paid for Shares which is part of an original issue of authorized Shares be less than the par value per Share. The Committee may not reduce the exercise price of an Option at any time after the time of grant unless the duration of such option were limited to seven years. The term of each Option may be set by the Committee but cannot exceed 10 years from the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted (five years from the day immediately preceding such grant date in the case of an ISO granted to a ten-percent shareholder).

         Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any documents required by the Committee and payment in full for the number of Shares for which the Option is exercised. The Option price may be paid in cash or by check acceptable to the Company, bank draft or money order payable to the order of the Company, or by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Committee on or after grant of the Option), by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Committee, or by any combination of the permissible forms of payment.

         The Company may make a loan to any Participant other than a Director of a U.K. Group Company ("Loan"), either on the date of or after the grant of any Award to such Participant. A Loan may be made either in connection with the purchase of Shares under the Award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. No Loan may have a term (including extensions) exceeding ten years in duration. Furthermore, in connection with any Award, Learmonth & Burchett Management Systems, Inc., a Company subsidiary, may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to the amount of any Federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award plus an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all Awards.

         Each Option will be exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised.

         Except as otherwise provided by the Committee, if a Participant dies, Options exercisable immediately prior to death may be exercised by the Participant's executor or administrator or, if the Shareholder is not a citizen of the United Kingdom, by the Participant's transferee, during a period of one year following such death (or such shorter or longer period as the Board may determine). Except as otherwise determined by the Committee, Options not exercisable at a Participant's death terminate upon such death.

         In the case of termination of a Participant's employment with the Company for reasons other than death, except as otherwise provided by the Committee, to the extent Options were exercisable immediately prior to such termination, they remain exercisable for three months following such termination, or such longer period as the Committee at the time may determine (or for the remainder of their original term, if less), unless the Award provides otherwise by its terms. Otherwise, all Options terminate to the extent not exercisable immediately prior to such termination of the Participant's employment with the Company. If any such termination of employment is due to the Participant's discharge for cause, such Participant's Options may be terminated immediately.

         In the event of a "Change in Control," as defined in the Equity Incentive Plan to include a new majority on the Board within eighteen months after a tender or exchange offer or a proxy solicitation, all outstanding Options shall become immediately exercisable in full.

         In the event of the sale of all or substantially all of the assets of the Company, all outstanding Options shall remain exercisable for a period of six months following such sale, or for such shorter period (but in no event less than 30 days) as may be provided in any plan or liquidation of the Company.

Certain U.S. Federal Income Tax Consequences

         The following discussion, which is based on the law as in effect on October 10, 1996, summarizes certain U.S. federal income tax consequences associated with the grant and exercise of stock options under the Equity Incentive Plan. The summary does not purport to cover the tax consequences associated with other forms of awards nor does it cover federal employment tax or other federal tax consequences or state, local or non-U.S. tax consequences.

         Tax Consequences to Optionees. In general, an optionee realizes no taxable income upon the grant or exercise of an incentive stock option. However, the exercise of incentive stock options may result in any alternative minimum tax liability to the optionee. With certain exceptions, a disposition by the optionee of Shares purchased under an incentive stock plan within two years from the date of grant or within one year after exercise produces ordinary income to the optionee equal to the value of the Shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain. If the optionee does not dispose of the Shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss.

         In general, in the case of a nonstatutory option the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the Shares acquired upon exercise over the exercise price; and any gain or loss recognized upon a subsequent sale or exchange of the Shares will be treated as capital gain or loss.

         In general, an incentive stock option that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a nonstatutory option. Incentive stock options awarded under the Equity Incentive Plan will be treated as nonstatutory options to the extent the fair market value (determined as of the date of the grant) of the Shares with respect to which Options first become exercisable in any calendar year exceeds $100,000.

         Tax Consequences to the Company. The Company may claim a deduction for the ordinary income realized by a Participant upon exercise of a nonstatutory option or upon the disqualifying disposition of Shares purchased under an incentive stock option. The Company's ability to claim a deduction may in some cases depend on its satisfaction of applicable reporting requirements. In addition, the Internal Revenue Code limits to $1,000,000 the deduction the Company may claim for annual compensation to any of its five highest paid officers as determined under the Internal Revenue Code, subject to a number of exceptions. Under Section 162(m) of the Internal Revenue Code, the Company would be unable in certain circumstances to claim a deduction upon the exercise of Options granted to its top five executive officers (determined in accordance with Section 162(m)) under the Equity Incentive Plan unless shareholder approval of the Equity Incentive Plan is obtained.

         Miscellaneous. The grant of an Option or the acceleration of exercisability of an Option in connection with a change in ownership or effective control of the Company or in connection with a change in ownership of a substantial portion of the Company's assets may be treated as giving rise to a "payment in the nature of compensation" required to be taken into account in determining whether the Participant has received so-called "excess parachute payments" under the Internal Revenue Code's golden-parachute rules. Where applicable, those rules impose a 20% tax on excess parachute payments and deny a deduction to the Company for such payments.

Required Vote

       Under the rules of the National Association of Securities Dealers, Inc., the affirmative vote of the holders of a majority of the outstanding Ordinary Shares (including Ordinary Shares underlying ADSs) entitled to vote and present, in person or by proxy, at the AGM is required to approve the Equity Incentive Plan.

                 THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF
                           THE COMPANY'S 1996 EQUITY

                                 INCENTIVE PLAN

                               PROPOSAL NUMBER 9

                           APPROVAL OF THE COMPANY'S
                     1996 U.S. EMPLOYEE STOCK PURCHASE PLAN

         In August, 1996, the Board of Directors of Learmonth & Burchett Management Systems Plc (the "Board" and "LBMS," respectively) unanimously adopted the 1996 U.S. Employee Stock Purchase Plan (the "U.S. Plan"). LBMS is adopting the U.S. Plan at this time to provide a method by which eligible employees of LBMS and LBMS' subsidiaries (collectively, the "Company") may use voluntary, systematic payroll deductions to purchase Ordinary Shares of LBMS (the "Stock") and thereby acquire an interest in the future of the Company.

         The U.S. Plan will become effective on the date on which it is approved by the shareholders of LBMS. Such approval must be secured within twelve months before or after the date the U.S. Plan is adopted by the Board (August 2, 1996). All options ("Options") granted under the U.S. Plan prior to such approval are conditioned on such approval being obtained prior to the exercise thereof.

Summary of the 1996 U.S. Employee Stock Purchase Plan

         The full text of the U.S. Plan is set forth in Appendix B to this Official Circular/Proxy Statement, and the following summary description of certain features of the U.S. Plan is qualified in its entirety by such reference.

         The U.S. Plan is designed to advance the Company's interests by providing a method by which eligible employees purchase Ordinary Shares of LBMS and thereby acquire an interest in the future of the Company. Under the U.S. Plan, there is available an aggregate of not more than 500,000 shares for sale pursuant to the exercise of Options granted under the U.S. Plan, subject to adjustment in the event of any change in the shares outstanding of LBMS by reason of a stock dividend, split-up, recapitalization, merger, consolidation, reorganization, or other capital change. The shares ("Shares") to be delivered upon exercise of Options under the Plan may be either shares of authorized but unissued Stock, shares of reacquired Stock, American Depositary Receipts for American Depositary Shares, or any combination of the foregoing, as the Board may determine.

         The U.S. Plan will be administered by the Remuneration Committee of the Board. Under such Plan, Options may be granted to any individual who elects to participate and is an employee of an LBMS subsidiary designated by the Board or an employee of LBMS, if the Board so determines, with a customary working schedule of at least 20 hours per week, and who has been an Employee for at least 90 days as of the first day of a period during which the U.S. Plan remains in effect (an "Option Period"). Employees deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of shares of LBMS or an LBMS subsidiary will not be eligible to participate in the U.S. Plan. In addition, no Employee will be granted an Option under the U.S.

Plan which would permit his or her rights to purchase shares under all employee stock purchase plans of LBMS and affiliates to accrue at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

         Eligible Employees elect to participate in the U.S. Plan ("Participants") by designating an amount of not less than 1% nor more than 15% to be withheld from their regular rate of compensation by means of substantially equal payroll deductions over a six-month Option Period. Such amounts withheld will be credited to a separate withholding account, upon which no interest will be payable, for each Participant. Unless changed or revoked by the Participant, the payroll deduction authorization will remain in effect. A Participant may reduce the withholding rate of his or her payroll deduction authorization by one or more whole percentage points at any time during an Option Period by delivering written notice to the Company, such reduction to take effect prospectively as soon as practicable following receipt of such notice by the Company; provided, that any reduction of the withholding rate to zero shall be treated as a withdrawal. A Participant may increase or reduce the withholding rate of his or her payroll deduction authorization for a future Option Period, or cease participation entirely for a future Option Period, by written notice delivered to the Company at least fifteen days prior to the first day of the Option Period as to which the change is to be effective. A Participant may terminate his or her payroll deduction authorization as of any date by written notice delivered to the Company and, upon receipt of such notice by the Company, will thereby cease to be a Participant as of such date. Any Participant who voluntarily terminates his or her payroll deduction authorization prior to the last business day of an Option Period will be deemed to have canceled his or her Option. Upon such cancellation, the balance in his or her withholding account will be returned.

         On the first day of an Option Period, Participants are granted an Option for such Period for the number of Shares determined by dividing (i) Participant's withholding account balance on the last day of an Option Period by
(ii) the lesser of 85% of the fair market value of the Shares at (a) the time of Option grant or (b) the time of Option exercise. Each Employee who is a Participant in the U.S. Plan on the last business day of the Option Period will be deemed to have exercised on the last business day of the Option Period the Option granted to him or her for that Option Period.

         Upon the termination of a Participant's employment with the Company for any reason, including death, he or she will cease to be a Participant, and (i) any Option held by such Participant will be deemed canceled, and (ii) LBMS will deliver to such Participant or his or her estate the balance of his or her withholding account.

         Each Participant's rights and privileges under any Option may be exercisable during his or her lifetime only by him or her, and may not be sold, pledged, assigned or transferred in any manner.

         The U.S. Plan shall terminate automatically following the end of the Option Period beginning August 2, 2006; provided, however, that the Board in its discretion may extend the U.S. Plan for one or more Option Periods. The U.S. Plan may be suspended or terminated earlier by the Board; the U.S. Plan will terminate in any case when all or substantially all of the Shares reserved for the purposes of the Plan have been purchased.

                             THE BOARD OF DIRECTORS
                             RECOMMENDS APPROVAL OF
                        THE COMPANY'S 1996 U.S. EMPLOYEE
                              STOCK PURCHASE PLAN

                               PROPOSAL NUMBER 10

                           APPROVAL OF THE COMPANY'S
                          1996 NON-EMPLOYEE DIRECTORS'
                               SHARE OPTION PLAN

         On September 26, 1996, the Board of Directors of the Company (the "Board") unanimously adopted the Non-Employee Directors' Share Option Plan (the "Plan") subject to approval of this Plan by vote of a majority of the Shareholders of the Company or any of its subsidiaries, as more particularly described below. The Company is adopting the Non-employee Directors' Share Option Plan at this time so as to put itself in a position to attract new non-employee directors who are in a position to make significant contributions to the success of the Company and to reward Directors for such contributions through ownership of shares of the Company's Ordinary Shares. The Company currently has no new candidates for directors and the Company does not plan to issue options under this plan to any of its current directors. Options, as hereinafter defined, may be granted under the Plan prior to the date of Shareholder approval, and Options so granted shall be effective on the effective date of grant subject to Shareholder approval of the Plan. No Options may be awarded under the Plan after September 26, 2006, but the Plan shall continue thereafter while previously awarded Options remain subject to the Plan.

Summary Of The Non-Employee Directors' Share Option Plan

         The full text of the Plan is set forth in Appendix C to this Official Circular/Proxy Statement, and the following summary description of certain features of the Plan is qualified in its entirety by such reference. The Plan is designed to advance the Company's interest by enhancing its ability to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of Shares. The number of Shares which may be issued upon the exercise of Options granted under the Plan, including Shares forfeited because the Option lapses or is terminated shall not exceed 500,000 Shares in the aggregate, subject to increase in the event of a Share dividend, Share split, combination, recapitalization, material change in law or in accounting practices, merger, consolidation, acquisition, disposition, or other similar event or transaction, which increases and appropriate adjustments as a result thereof may be made by a Committee (the "Committee") of the Board of Directors of the Company (the "Board") which shall consist of at least two directors. The Committee may, at such time or times as it may choose, grant options ("Options") on Shares or American Depositary Shares ("ADSs") to any Eligible Director, as hereinafter defined; provided, however, that any Options granted to Eligible Directors who are residents of the United States shall be Options on ADSs. The exercise price and other terms and conditions of such Options shall be determined by the Committee. All Options shall expire 10 years after the effective date of grant. Directors eligible to receive Options under the Plan ("Eligible Directors") shall be those directors who are not employees of the Company or of any subsidiary of the Company at the time they become an eligible Director and (i) who are directors on the effective date of this Plan or (ii) who are first elected a director of the Company after the effective date of this Plan.

         The exercise price of Shares purchased on exercise of an Option must be paid either (1) in cash or by check, bank draft or money order or (2) if permitted by the Committee, by delivery of a promissory note or (3) by delivery of an undertaking by a broker to deliver sufficient funds, or (4) by any combination of these permissible forms of payment. Each Option will be exercisable at such time or times, and on such conditions as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of an Option may be exercised, provide for the acceleration of the exercisability of any Option upon the occurrence of certain events, or extend the time by which an Option must be exercised.

         If an Eligible Director ceases to be a director for reason of death or total and permanent disability (as determined by the Committee), all Options held by the Eligible Director that are not exercisable on the thirtieth day after termination of the Eligible Director's status as a director will terminate as of such date. All Options that are exercisable as of such thirtieth day will continue to be exercisable until the earlier of (1) the first anniversary of the date on which the Eligible Director's status as a director ended or (2) the date on which the Option would have terminated had the Eligible Director remained a director, and after completion of that period, such Options shall terminate to the extent not previously exercised, expired or terminated. The Option may be exercised within the above limits by the Eligible Director's legal representative. If an Eligible Director's service with the Company terminates for any reason other than death or incapacity, all Options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of such termination (other than termination upon removal for cause, in which event all Options shall immediately terminate) shall continue to be exercisable until the earlier of (1) three months thereafter or (2) the date on which the Option would have terminated had the director remained an Eligible Director, and after completion of that period, such Options shall terminate to the extent not previously exercised, expired or terminated.

         In the event of a "Change in Control," as defined in the Plan, if an Eligible Director ceases to be a director following such change in control, and if the Shares or ADSs are, following such change in control, traded on a major stock exchange or inter-dealer quotation system in the United States or elsewhere, any Option that was exercisable immediately before the termination will continue to be exercisable for the full period during which it could be exercised. Otherwise, in the event of a change of control, all outstanding Options shall become immediately exercisable in full. In the event of the sale of all or substantially all of the assets of the Company, all outstanding Options shall remain exercisable for a period of six months following such sale, or for such shorter period (but in no event less than 30 days) as may be provided in any plan of liquidation of the Company.

         Tax Consequences to Optionees. The Eligible Director or other appropriate person shall remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Shares.


                             THE BOARD OF DIRECTORS
                             RECOMMENDS APPROVAL OF
                        THE COMPANY'S 1996 NON-EMPLOYEE
                          DIRECTORS' SHARE OPTION PLAN

                               PROPOSAL NUMBER 11

                       APPROVAL OF AMENDMENT TO EXECUTIVE
                              SHARE OPTION SCHEME

         The Board of Directors proposes that the Rules of the Executive Share Option Scheme should be amended in order to treat Options under that Scheme in a manner which is more in line with practice in the United States. Currently, such Rules require that Options not be exercisable until 3 or 5 years following the date of grant (depending on whether the Option is or is not a Super Option). The Board also recommends eliminating the requirement to impose performance conditions on Options, which is not in keeping with usual practice in the United States.

         The Board proposes that Options granted under the Scheme in 1995 should be amended so that these Options will become exercisable after the second anniversary of the date of grant in accordance with the vesting arrangements governing those Options. These vesting arrangements provide for 40% of the Shares subject to the Option to vest on the second anniversary of the date of grant and a further 5% to vest at the end of each quarter thereafter if the Option holder was at the end of that quarter still an executive for the purposes of the Scheme. In the case of Type A Options, this change is subject to the approval of the Inland Revenue. The Board further believes that the change in control, vesting and exercise provisions should be further revised to conform to those in the 1996 Equity Incentive Plan so as to provide parity among employees.

         Thus, the Board of Directors has unanimously approved, subject to shareholder approval, the following amendment to the Executive Share Option
Scheme:

1. Rule 4(2) shall be amended in respect of Options granted after the date when the Board of Inland Revenue approves this amendment so that it reads as follows:

         "(2) Subject to sub-clauses (4) and (7) below and to Clause 5 below, a notice exercising a Type A Option may not be given before the vesting date(s) specified in the certificate issued in respect of the Option."

2. Rules 4(3) and 11(3) shall be deleted and all references to those rules in other rules of the Scheme shall be deleted. Rules 4(3) and 11(3) shall be left blank and the subsequent rules shall not be renumbered.

3. Rule 11(2) shall be amended in respect of any Options granted on or after April 12, 1995 to read as follows:

         "(2) Subject to sub-clauses (4) and (7) below and to Clause 12 below, a notice exercising a Type B Option may not be given before the vesting date(s) specified in the certificate issued in respect of the Option."

4. Rule 11(4) shall be amended to add at the beginning thereof, immediately prior to the word "If" (which shall have the initial "I" uncapitalized), the words "Subject to Clause 12 below".

5. Rule 11(7) shall be amended by adding the words "and Clause 12 below" immediately following the words "sub-clause (4) above" and before the ",".

6.       Rule 12(1) is amended to read in full as follows:

         (1) In the event of a Change in Control, all outstanding Type B Options shall become immediately exercisable in full. For the purposes of this plan, a "Change in Control" shall mean any of the following:

         (a) any Person or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934), other than the Company or any of its Affiliates, becomes a beneficial owner (within the meaning of Rule 13d-3 as promulgated under the U.S. Securities Exchange Act of 1934), directly or indirectly, of securities representing thirty percent (30%) or more of the total number of votes that may be case for the election of directors of the Company;

         (b) there occurs any sale of all or substantially all of the assets of the Company;

         (c) within eighteen months after a tender offer or exchange offer for voting securities of the Company (other than by the Company) individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board;

         (d) proxies soliciting voting securities of the Company by persons other than the Company or its Board and within eighteen months thereafter individuals who were directors of the Company immediately prior to such transaction cease to constitute a majority of the Board;

         (e) any Person or "group", other than the Company or any of its Affiliates, obtains control of the Company in pursuance of a compromise or arrangement sanctioned by the court under Section 425 of the Companies Act 1985; or

         (f) any Person or "group", other than the Company or any of its Affiliates, acquires all or the major part of the undertaking of the Company pursuant to a reorganization under Section 110 of the Insolvency Act of 1986.

         (g) "Change in Control" shall not include a change in legal domicile or any sale, reorganization, compromise or arrangement or other transaction which the Board determines in its discretion acting in good faith to be effected in order to change the legal domicile of the Company or the holding company of the Company's group of companies and which leaves control of the Company substantially unaffected or control of the holding company in the same hands as control of the Company prior to such transaction.

7.       A new Rule 12(2) is hereby added reading in full as follows:

         (2) If a Participant ceases to be an employee or director following a "Change in Control" (as defined above), and if the Company's ordinary shares or ADSs are, following such change in control, traded on a major stock exchange or inter-dealer quotation system in the United States or elsewhere, any Options that were exercisable immediately before such cessation will continue to be exercisable for the full period during which they could be exercised in the absence of such cessation, except in the case of a sale of all or substantially all of the assets of the Company. In the event of the sale of all or substantially all of the assets of the Company, all outstanding Type B Options shall remain exercisable for a period of six months following such sale, or for such shorter period (but in no event less than 30 days) as may be provided in any arrangement for the liquidation of the Company.

8. Rule (4) is hereby deleted and rules 12(2) and 12(3) are renumbered 12(3) and 12(4), respectively, and are amended to read in full as follows:

         (3) Notwithstanding the provisions of sub-clauses (1) and (2) above, if there is a Change in Control (as defined in sub-clause (1) above) and the person or group obtaining control is a body corporate ("the Acquiring Company"), any Participant may at any time within the period of six months following the date of the Change in Control by agreement with the Acquiring Company release any Type B Option granted under the Scheme which has not lapsed ("the Old Option") in consideration of the grant to him of an option ("the New Option") which is equivalent (as defined below) to the Old Option but relates to shares in the Acquiring Company.

         For the purposes of this sub-clause 12(3), the New Option shall be regarded as equivalent to the Old Option if the date of grant is deemed to be the same date as the Date of Grant of the Old Option; and (save as provided in the Rules and save for the number and description of the shares subject to the New Option) the other rights and terms attaching to the New Option are as nearly as practicable the same as those attaching to the Old Option.

         If the Option Holder does not release or exercise his Old Option pursuant to the provisions of this Rule 12 then all Old Options held by him shall lapse.

         With effect from the date on which an Option Holder releases the Old Option in consideration of the grant to him of the New Option, Rules 11
         (1) (8) (9) (10), 12, 13 and 15(1) shall, in relation to the New Option, be construed for the purposes of that New Option as if references directly or indirectly to "the Company", "the Board" and "Shares" were references to the Acquiring Company, the board of directors of the Acquiring Company and shares in the capital of the Acquiring Company.

         If, in accordance with this sub-clause, an Old Option is released and a New Option granted, the New Option shall not be exercisable by virtue of the Change in Control but shall be exercisable from the date on which the Old Option would otherwise have become exercisable in accordance with these Rules if there had been no Change in Control until the day when the Old Option would otherwise have lapsed in accordance with these Rules if there had been no Change in Control.

         (4) The Board shall as soon as practicable after becoming aware of a Change in Control notify all Participants of the Change in Control and of any offer made or likely to be made by the Acquiring Company under sub-clause (3) above or otherwise.

                             THE BOARD OF DIRECTORS
                             RECOMMENDS APPROVAL OF
                        THE AMENDMENT TO EXECUTIVE SHARE
                         OPTION SCHEME DESCRIBED ABOVE

         The Board of Directors has also unanimously approved, subject to shareholder approval, the following amendment to Schedule 1 annexed to the Share Option Certificates issued in respect of Type A Options (subject to the approval of United Kingdom Inland Revenue for this change) and Type B Options, in each case granted in the calendar year 1995 under the Executive Share Option Scheme:

         THAT paragraph 1(b) of Schedule 1 (Exercise Conditions) be amended to read as follows:

         "This Option may be exercised at any time after the second anniversary of the Grant Date to the extent that the Option has vested in accordance with the Vesting Arrangements set out in Schedule 2 and provided that a U.S. listing shall have taken place by that date;"

                             THE BOARD OF DIRECTORS
                           RECOMMENDS APPROVAL OF THE

                             AMENDMENT TO THE SHARE
                              OPTION CERTIFICATES

                           PROPOSALS NUMBER 12 AND 13

                         AUTHORITY TO ALLOT SHARES AND
                          DISAPPLICATION OF PREEMPTIVE
                             RIGHTS CONFERRED UNDER
                               THE COMPANIES ACT

         Proposal Number 12 will provide the directors with authority under the UK Companies Act 1985 to allot relevant securities having an aggregate nominal value not exceeding the nominal value of the present unissued share capital of the Company. This power expires at the date of the next AGM of the Company:

         That the Directors of the Company be and are generally and unconditionally authorized to exercise all powers of the Company to allot relevant securities (as defined in Section 80 of the Companies Act 1985) up to an aggregate nominal amount of (pound)796,128 provided that all other U.K. and U.S. regulatory requirements have been met and that the authority shall expire on the date of the next Annual General Meeting of the Company save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and Directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired.

         Proposal Number 13 will give the Directors the power to allot equity securities for cash otherwise than on a preemptive basis having an aggregate nominal amount equal to (pound)796,128, to allot shares where necessary other than strictly in accordance with the preemptive provisions set out in Section 89 of the Companies Act 1985. This power will continue until expiry at the next AGM of the Company:

         That the Directors be empowered pursuant to section 95 of the Companies Act 1985 to allot equity securities (as defined in section 94 of that Act) for cash pursuant to the authority conferred on them by Proposal Number 12 above, as if Section 89(1) of that Act did not apply to such allotment provided that all other U.K. and U.S. regulatory requirements have been met and that this power shall be limited to:

         (i) The allotment of equity securities in connection with a rights issue in favour of ordinary shareholders where the equity securities respectively attributable to the interests of all ordinary shareholders are proportionate (as nearly as may be) to the respective numbers of ordinary shares held by them, subject to such exclusions or other arrangements as the Directors may deem necessary or expedient in relation to fractional entitlements or legal or practical problems arising under the law of or the requirements of any regulatory body or any stock exchange in any overseas territory or otherwise.

         (ii) The allotment (otherwise than pursuant to sub-paragraph (i) above) of equity securities up to an aggregate nominal value of (pound)796,128 and shall expire on the date of the next Annual General Meeting of the Company provided that the Company may make an offer or agreement before this power has expired, which would or might require securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such offer or agreement as if the power conferred hereby had not expired.

         Notwithstanding the above authorizations, the rules of the National Association of Securities Dealers, Inc. require shareholder approval of any issuance of shares that would equal or exceed 15% of the Company's outstanding shares (i.e., currently shares with a nominal capital of approximately (pound)393,000).

                       THE BOARD OF DIRECTORS RECOMMENDS
                      ADOPTING THE PROPOSALS TO AUTHORIZE
                      THE DIRECTORS TO ALLOT SHARES AND TO
                         DISAPPLY THE PREEMPTIVE RIGHTS
                     CONFERRED UNDER THE U.K. COMPANIES ACT

                             SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the SEC, shareholder proposals intended to be included in the Company's proxy material for the Company's 1997 AGM of Shareholders must be received by the Company not less than 120 calendar days in advance of the date of the Company's proxy statement released to Shareholders at its principal office, 1800 West Loop South, Suite 900, Houston, Texas 77027 Attention: Corporate Secretary.

                                 OTHER MATTERS

         The management has no knowledge of any other matter that may come before the AGM and does not, itself, currently intend to present any such other matter. However, if any such other matters properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgement.

                               PROXY SOLICITATION

         The cost of soliciting proxies will be paid by the Company. Proxies may be solicited without extra compensation by certain directors, officers and regular employees of the Company by mail, telegram or personally.

         Shareholders are urged to send their proxies without delay. Your cooperation is appreciated.

                                                                     Appendix A

                  LEARMONTH & BURCHETT MANAGEMENT SYSTEMS PLC

                           1996 EQUITY INCENTIVE PLAN

1.       PURPOSE

         The purpose of this Equity Incentive Plan (the "Plan") is to advance the interests of Learmonth & Burchett Management Systems Plc (the "Company") by enhancing its ability to attract and retain employees who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of the Company's ordinary shares or American Depositary Shares ("ADSs" and, collectively, "Shares").

         The Plan is intended to accomplish these goals by enabling the Company to grant awards in the form of Options ("Awards"), as more fully described below.

2.       ADMINISTRATION

         The Plan will be administered by a Committee (the "Committee") of the Board of Directors of the Company (the "Board") which shall consist of at least two directors. Each of the Committee members shall be a "Non-employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

         The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose (subject to Section 3); (b) determine the size of each Award, including the number of Shares subject to the Award; (c) determine the type or types of each Award (subject to Section 9); (d) determine the terms and conditions of each Award; (e) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Award and waive any term or condition of an Award (subject to Section 9); (f) amend or cancel an existing Award in whole or in part (and if an Award is canceled, grant another Award in its place on such terms as the Committee shall specify), or settle any Award by paying the cash value of the Shares otherwise issuable, except that the Committee may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants, and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan (subject to Section 9); and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Committee, and all other determinations and actions of the

Committee made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Committee to make adjustments under
Section 8.6.

3.       EFFECTIVE DATE AND TERM OF PLAN

         The Plan will become effective on the date on which it is approved by the shareholders of the Company. Grants of Awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to such approval of the Plan.

         No Award of an incentive stock option may be granted under the Plan after ten years from the date of shareholder approval but Awards previously granted may extend beyond that date. Furthermore, no Award may be granted under the Plan at a time when such grant would be prohibited by any applicable legislation, rules or regulations or by any code adopted by the Company governing dealings in Company shares or by United Kingdom insider dealing legislation.

4.       SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 8.6 below, the aggregate number of Shares reserved and available for Awards made under the Plan shall be 2,500,000 shares, plus that number of Shares as may become available by reason of forfeiture of options outstanding as of August 2, 1996 under the Company's Executive Share Option Scheme. If any Award requiring exercise by the Participant for delivery of Shares terminates without having been exercised in full, the number of Shares as to which such Award was not exercised will be available for future grants.

         Shares delivered under the Plan will be authorized but unissued Shares. No fractional shares will be delivered under the Plan.

         The Committee may grant Awards exercisable for ordinary shares or ADSs as it may determine. Each ADS is equivalent to two (2) ordinary shares. Where an Award is exercisable for ADSs, references in the Plan to "Shares" shall refer to ADSs, except that any reference to a number of Shares shall refer to Ordinary Shares. The Committee may grant Awards to Participants who are residents of the United States of America only for ADSs.

5.       ELIGIBILITY AND PARTICIPATION

         Those eligible to receive Awards under the Plan ("Participants") will be persons currently or formerly in the employ of the Company or any of its subsidiaries ("Employees") and members of their families (except without limitation non-Employee (non-Executive) directors of the Company or a subsidiary of the Company) who, in the opinion of the Committee, made a significant contribution to the success of the Company or its subsidiaries or are in a position to do so. A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock or shares possessing 50% or more of the total combined voting power of all classes of stock or shares.

6.       TYPES OF AWARDS

         6.1.     OPTIONS

         (a) Nature of Options. An Option is an Award entitling the recipient on exercise thereof to purchase Shares at a specified exercise price.

         Both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options, may be granted under the Plan. ISOs shall be awarded only to Employees.

         (b) Exercise Price. The exercise price of an Option will be determined by the Committee subject to the following:

              (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value(2) of the Shares subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company or of its parent or subsidiary corporation.

              (2) In no case may the exercise price paid for Shares which is part of an original issue of authorized Shares be less than the par value per Share.

              (3) The Committee may not reduce the exercise price of an Option at any time after the time of grant unless the duration of such Option were limited to seven years.

         (c) Duration of Options. The latest date on which an Option may be exercised will be the tenth anniversary (fifth anniversary, in the case of an ISO granted to a ten-percent shareholder) of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted.

         (d) Exercise of Options. An Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised.

--------
        (2) "Fair market value" is generally understood to mean the price that an asset would bring by bona fide bargaining between well-informed buyers and sellers at the date of acquisition. Usually the fair market price would be the price at which bona fide sales have been consummated for assets of like type, quality, and quantity in a particular market at the time of acquisition.

         Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full in accordance with paragraph
(e) below for the number of Shares for which the Option is exercised.

         (e) Payment for Shares. Shares purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, or (2) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (3) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Committee on or after grant of the Option), by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Committee, or (4) by any combination of the permissible forms of payment; provided that at least so much of the exercise price as represents the par value of such Shares must be paid other than by the Option holder's promissory note or personal check.

         (f) Discretionary Payments. If the market price of Shares subject to an Option exceeds the exercise price of the Option at the time of its exercise, the Committee may cancel the Option and cause the Company to pay in cash or in Shares (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Shares which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid. The Committee may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Committee.

         6.2.  Loans and Supplemental Grants.

         (a) Loans. The Company may make a loan to any Participant other than a Director of a U.K. Group Company ("Loan"), either on the date of or after the grant of any Award to such Participant. A Loan may be made either in connection with the purchase of Shares under the Award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Committee will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten years in duration.

         (b) Supplemental Grants. In connection with any Award, Learmonth & Burchett Management Systems, Inc. may at the time such Award is made or at a later date, provide for and grant a cash award to any employee who is a non-director Participant ("Supplemental Grant") not to exceed an amount equal to
(1) the amount of any Federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 6. Any payments under this subsection (b) will be made at the time the Participant incurs Federal income tax liability with respect to the Award.

7.       EVENTS AFFECTING OUTSTANDING AWARDS

         7.1.  Death.

         If a Participant dies, the following will apply:

         (a) All Options held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or, if the Shareholder is not a citizen of the United Kingdom, by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within the one year period ending with the first anniversary of the Participant's death (or such shorter or longer period as the Board may determine), and shall thereupon terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section
7. Except as otherwise determined by the Committee, all Options held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

         (b) Any payment or benefit under a Supplemental Grant to which the Participant was not irrevocably entitled prior to death will be forfeited and the Award canceled as of the time of death, unless otherwise determined by the Committee.

         7.2.  Termination of Service (Other Than By Death).

         If a Participant who is an Employee ceases to be an Employee for any reason other than death (such termination of the employment being herein referred to as a "Status Change"), the following will apply:

         (a) Except as otherwise determined by the Committee, and except as provided below, all Options held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such longer period as the Committee may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for cause which in the opinion of the Committee casts such discredit on the Participant as to justify immediate termination of the Award. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this paragraph, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

         (b) Any payment or benefit under a Supplemental Grant to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award canceled as of the date of such Status Change unless otherwise determined by the Committee.

         (c) If a Status Change occurs following a "Change in Control" (as defined in Section 7.3), and if the Company's ordinary shares or ADSs are, following such change in control, traded on a major stock exchange or inter-dealer quotation system in the United Kingdom or United States (including the Nasdaq), any Options that were exercisable immediately before the Status Change will continue to be exercisable for the full period during which they could be exercised set forth in Section 6.1(c), except in the case of a sale of all or substantially all of the assets of the Company as set forth in Section 7.4.

         7.3.  Change of Control.

         In the event of a Change of Control, all outstanding Options shall become immediately exercisable in full. For the purposes of this plan, a "Change in Control" shall mean any of the following:

         (a) any Person or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934), other than the Company or any of its Affiliates, becomes a beneficial owner (within the meaning of Rule 13d-3 as promulgated under the Securities Exchange Act of 1934), directly or indirectly, of securities representing thirty percent (30%) or more of the total number of votes that may be cast for the election of directors of the Company;

         (b) there occurs any sale of all or substantially all of the assets of the Company;

         (c) within eighteen months after a tender offer or exchange offer for voting securities of the Company (other than by the Company) individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board;

         (d) proxies are solicited for voting securities of the Company by persons other than the Company or its Board and, within eighteen months thereafter, individuals who were directors of the Company immediately prior to such transaction cease to constitute a majority of the Board;

         (e) any Person or "group," other than the Company or any of its affiliates, obtains control of the Company in pursuance of a compromise or arrangement sanctioned by the court under Section 425 of the Companies Act 1985; or

         (f) any Person or "group," other than the Company or any of its affiliates, acquires all or the major part of the undertaking of the Company pursuant to a reorganization under Section 110 of the Insolvency Act 1986.

         (g) "Change in Control" shall not include a change in legal domicile or any sale, reorganization, compromise or arrangement or other transaction which the Board determines in its discretion acting in good faith to be effected in order to change the legal domicile of the Company or the holding company of the Company's group of companies and which leaves control of the Company substantially unaffected or control of the holding company in the same hands as control of the Company prior to such transaction.

         7.4.  Sale of Assets.

         In the event of the sale of all or substantially all of the assets of the Company, all outstanding Options shall remain exercisable for a period of six months following such sale, or for such shorter period (but in no event less than 30 days) as may be provided in any plan of liquidation of the Company.

8.       GENERAL PROVISIONS

         8.1.  Documentation of Awards.

         Awards will be evidenced by such written instruments, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

         8.2.  Rights as a Shareholder, Dividend Equivalents.

         Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a Shareholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Shares. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Shares subject to the Participant's Award had such Shares been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

         8.3.  Conditions on Delivery of Shares.

         The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan
(a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable Federal and state laws and regulations have been complied with, (c) if the outstanding Shares are at the time listed on any Shares exchange, until the Shares to be delivered have been listed or authorized to be listed on any such exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel. If the sale of Shares has not been registered under the

Securities Act of 1933, as amended, the Company may require, as a condition of exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Shares bear an appropriate legend restricting transfer.

         If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         8.4.  Tax Withholding.

         The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Award pursuant to which Shares may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Shares. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the Shares to be delivered, or to deliver to the Company, Shares having a value calculated to satisfy the withholding requirements.

         If at the time an ISO is exercised the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of the Shares received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Shares received upon exercise, and (b) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

         8.5.  Nontransferability of Awards.

         No Award may be transferred except by a non-U.K. Shareholder by will or by the laws of descent and distribution. During a Participant's lifetime, an Award requiring exercise may be exercised only by him or her (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

         8.6.  Adjustments in the Event of Certain Transactions.

         (a) In the event of a Shares dividend, Shares split or combination of Shares, recapitalization or other change in the Company's capitalization, or other distribution to ordinary Shareholders other than normal cash dividends, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of Shares that may be delivered under the Plan under Section 4 above.

         (b) In any event referred to in paragraph (a), the Board will also make any appropriate adjustments to the number, class and denomination of Shares or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan.

         (c) An adjustment under paragraph (a) may have the effect of reducing the exercise price paid for Shares to less than the par value of such Share, but only if and to the extent that the Committee shall be authorised by the Board to capitalise from the reserves of the Company a sum equal to the amount by which the par value of each Share in respect of which the Option is exercised and which is to be allotted pursuant to such exercise exceeds the price at which the same may be subscribed for and to apply such sum in paying up such amount on such Share; and so that on exercise of any Option in respect of which such a reduction shall have been made the Committee shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

         8.7.  Employment Rights, Etc.

         Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

         8.8.  Deferral of Payments.

         The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

         8.9.  Past Services as Consideration.

         Where a Participant purchases Shares under an Award for a price equal to the par value of the Shares, the Board may determine that such price has been satisfied by past services rendered by the Participant.

9.       EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND

         TERMINATION

         Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant Awards that are not subject to the Plan or to adopt other plans or arrangements under which Shares are issued to Employees.

         The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the Shareholders of the Company, effectuate a change for which Shareholder approval is required under the United Kingdom listing rules or in order for the Plan to continue to qualify for the award of ISOs under Section 422 of the Code and to continue to qualify under Rule 16b-3 promulgated under Section 16 of the 1934 Act. Among other matters, such amendment restrictions pertain to the identity of Participants, the limits on Shares available under the Plan, the individual limits on Shares available for any one Participant, the basis for determining a Participant's entitlement to and the terms of any benefit to be provided and the adjustment of such benefits to take account of variations in share capital. Shareholder approval would not be required for minor amendments to benefit the administration of the Plan or to take into account a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company.

                                                                      Appendix B

                   LEARMONTH BURCHETT MANAGEMENT SYSTEMS PLC

                     1996 U.S. Employee Stock Purchase Plan

SECTION 1.  PURPOSE OF PLAN

         The Learmonth Burchett Management Systems Plc 1996 Employee Stock Purchase Plan (the "Plan") is intended to provide a method by which eligible employees of such subsidiaries of Learmonth Burchett Management Systems Plc ("LBMS") as LBMS's Board of Directors (the "Board of Directors") may from time to time designate, and eligible employees of LBMS if the Board of Directors so determines, (such subsidiaries, together with LBMS, if so determined by the Board of Directors, being hereinafter referred to as the "Company") may use voluntary, systematic payroll deductions to purchase Ordinary Shares of LBMS (the "Stock") and thereby acquire an interest in the future of the Company. For purposes of the Plan, a "subsidiary" is any corporation in which LBMS owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

SECTION 2.  OPTIONS TO PURCHASE STOCK

         Under the Plan, there is available an aggregate of not more than 500,000 shares of Stock (subject to adjustment as provided in Section 14) for sale pursuant to the exercise of options ("Options") granted under the Plan to employees of the Company ("Employees") who meet the eligibility requirements set forth in Section 3 hereof ("Eligible Employees"). The shares ("Shares") to be delivered upon exercise of Options under the Plan may be either shares of authorized but unissued Stock, shares of reacquired Stock, American Depositary Receipts for American Depositary Shares (each American Depositary Share representing two Ordinary Shares), or any combination of the foregoing, as the Board of Directors may determine.

SECTION 3.  ELIGIBLE EMPLOYEES

         Except as otherwise provided below, each individual who is an Employee of the Company, who has a customary working schedule of at least 20 hours per week, and who has been an Employee for at least 90 days as of the first day of an Option Period (as defined below) will be eligible to participate in the Plan.

         (a) Any Employee who immediately after the grant of an option to him or her would (in accordance with the provisions of Sections 423 and 424(d) of the Internal Revenue Code of 1986, as amended (the "Code")) own or be deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of shares of the employer corporation or of its parent or subsidiary corporations, as defined in Section 424 of the Code, will not be eligible to receive an option to purchase Shares pursuant to the Plan.

         (b) No Employee will be granted an Option under the Plan which would permit his or her rights to purchase shares under all employee stock purchase plans of LBMS and parent and subsidiary corporations to accrue at a rate which exceeds $25,000 in fair market value of such shares (determined at the time the Option is granted) for each calendar year during which any such Option granted to such Employee is outstanding at any time, as provided in Sections 423 and 424(d) of the Code.

SECTION 4.  METHOD OF PARTICIPATION

         Each of the periods during which this Plan remains in effect is hereinafter referred to as an "Option Period". The first Option Period for which Options may be granted hereunder shall commence on November 1, 1996, and end on April 30, 1997. Option Periods thereafter shall be of six-months duration, with the first such period commencing on May 1, 1997. Each person who will be an Eligible Employee on the first day of an Option Period may elect to participate in the Plan by executing and delivering, at least 15 days prior to such day, a payroll deduction authorization in accordance with Section 5. Such Employee will thereby become a participant ("Participant") for such Option Period and for each subsequent consecutive Option Period, subject to Section 5 below.

SECTION 5.  PAYROLL DEDUCTION

         The payroll deduction authorization will request withholding at a rate (in whole percentages) of not less than 1% nor more than 15% from the Participant's regular rate of compensation by means of substantially equal payroll deductions over the Option Period. The payroll deduction authorization will remain in effect for consecutive subsequent Option Periods unless changed or revoked by the Participant pursuant to this Section 5. A Participant may reduce the withholding rate of his or her payroll deduction authorization by one or more whole percentage points at any time during an Option Period by delivering written notice to the Company, such reduction to take effect prospectively as soon as practicable following receipt of such notice by the Company; provided, that any reduction of the withholding rate to zero shall be treated as a withdrawal pursuant to Section 10 below. A Participant may increase or reduce the withholding rate of his or her payroll deduction authorization for a future Option Period, or cease participation entirely for a future Option Period, by written notice delivered to the Company at least 15 days prior to the first day of the Option Period as to which the change is to be effective. All amounts withheld in accordance with a Participant's payroll deduction authorization will be credited to a withholding account for such Participant.

SECTION 6.  GRANT OF OPTIONS

         Each person who is a Participant on the first day of an Option Period will as of such day be granted an Option for such Period. Such Option will be for the number of whole Shares (not in excess of the share maximum as hereinafter defined) to be determined by dividing (i) the balance in the Participant's withholding account on the last day of the Option Period, by (ii) the purchase price per Share determined under Section 7. For purposes of the preceding sentence, the share maximum with respect to any Option for any Option Period shall be the largest number of whole Shares which, when multiplied by the fair market value of a Share at the beginning of the Option Period, produces a dollar amount of $12,500 or less. The number of Shares that a Participant is entitled to receive upon exercise of his or her Option for an Option Period will be reduced, on a substantially proportionate basis, in the event that the number of Shares then available under the Plan would otherwise be insufficient to satisfy all exercises of Options for such Option Period.

SECTION 7.  PURCHASE PRICE

         The purchase price of Shares issued pursuant to the exercise of an Option will be 85% of the fair market value of the Shares at (a) the time of grant of the Option or (b) the time at which the Option is deemed exercised, whichever is less. Fair market value on any given day will mean the Closing Price of the Shares on such day (or, if there was no Closing Price on such day, the latest day prior thereto on which there was a Closing Price). The "Closing Price" of the Shares on any business day will be the last sale price as reported on the principal U.S. market on which the Shares are traded or, if no last sale is reported, then the mean between the highest bid and lowest asked prices on that day. A good faith determination by the Board of Directors as to fair market value shall be final and binding.

SECTION 8.  EXERCISE OF OPTIONS

         Each Employee who is a Participant in the Plan on the last business day of an Option Period will be deemed to have exercised on the last business day of the Option Period the Option granted to him or her for that Option Period. Upon such exercise, the balance of the Participant's withholding account will be applied to the purchase of the number of whole Shares determined under Section
6. In the event that the balance of the Participant's withholding account following an Option Period is in excess of the total purchase price of the Shares so issued, the balance of the withholding account (other than that portion, if any, of such balance representing a fractional share) shall be returned to the Participant. The entire balance of the Participant's withholding account following the final Option Period shall be returned to the Participant.

         Notwithstanding anything herein to the contrary, LBMS's obligation to issue and deliver Shares under the Plan is subject to the approval required of any governmental authority in connection with the authorization, issuance, sale or transfer of said Shares, to any requirements of any national securities exchange applicable thereto, and to compliance by the Company with other applicable legal requirements in effect from time to time, including without limitation any applicable tax withholding requirements.

SECTION 9.  INTEREST

         No interest will be payable on withholding accounts.

SECTION 10.  CANCELLATION AND WITHDRAWAL

         A Participant may terminate his or her payroll deduction authorization as of any date by written notice delivered to the Company and, upon receipt of such notice by the Company, will thereby cease to be a Participant as of such date. Any Participant who voluntarily terminates his or her payroll deduction authorization prior to the last business day of an Option Period will be deemed to have canceled his or her Option. Upon such cancellation, the balance in his or her withholding account will be returned to him or her.

         Any Participant who cancels an Option or terminates his or her payroll deduction authorization may as of the beginning of a subsequent Option Period again become a Participant in accordance with Section 4.

SECTION 11.  TERMINATION OF EMPLOYMENT

         Upon the termination of a Participant's employment with the Company for any reason, including death, he or she will cease to be a Participant, and (i) any Option held by such Participant under the Plan will be deemed canceled, and
(ii) LBMS will deliver to the Participant the balance of his or her withholding account.

SECTION 12.  PARTICIPANT'S RIGHTS NOT TRANSFERABLE

         All Participants will have the same rights and privileges under the Plan. Each Participant's rights and privileges under any Option may be exercisable during his or her lifetime only by him or her, and may not be sold, pledged, assigned, or transferred in any manner. In the event any Participant violates the terms of this Section, any Option held by him or her may be terminated by the Company and upon return to the Participant of the balance of his or her withholding account, all of his or her rights under the Plan will terminate.

SECTION 13.  EMPLOYMENT RIGHTS

         Nothing contained in the provisions of the Plan will be construed to give to any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time. The loss of existing or potential profit in Options will not constitute an element of damages in the event of termination of employment for any reason, even if the termination is in violation of an obligation to the Employee.

SECTION 14.  CHANGE IN CAPITALIZATION

         In the event of any change in the outstanding Stock of LBMS by reason of a stock dividend, split-up, recapitalization, merger, consolidation, reorganization, or other capital change, after the effective date of this Plan, the aggregate number of Shares available under the Plan, the number of Shares under Options granted but not exercised, and the Option price will be appropriately adjusted.

SECTION 15.  ADMINISTRATION OF PLAN

         The Plan will be administered by the Remuneration Committee of the Board of Directors, which will have the right to resolve any questions which may arise regarding the interpretation and application of the provisions of the Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. The Remuneration Committee's determinations hereunder shall be final and binding.

SECTION 16.  AMENDMENT AND TERMINATION OF PLAN

         LBMS reserves the right at any time or times to amend the Plan to any extent and in any manner it may deem advisable by vote of the Board of Directors; provided, however, that any amendment relating to the aggregate number of shares which may be issued under the Plan (other than an adjustment provided for in Section 14) or the corporations whose employees are eligible to receive Options under the plan, will have no force or effect unless, to the extent required under Treas. Reg. ss. 1.423-2(c), such amendment is approved by the shareholders of LBMS within twelve months before or after its adoption.

         The Plan shall terminate automatically following the end of the Option Period beginning August 2, 2006; provided, however, that the Board of Directors in its discretion may extend the Plan for one or more Option Periods. The Plan may be suspended or terminated earlier by the Board of Directors, but no such suspension or termination will adversely affect the rights and privileges of holders of outstanding Options. The Plan will terminate in any case when all or substantially all the Shares reserved for the purposes of the Plan have been purchased.

SECTION 17.  APPROVAL OF SHAREHOLDERS

         The Plan is subject to the approval of the shareholders of LBMS, which approval must be secured within twelve months before or after the date the Plan is adopted by the Board of Directors, and any Option granted hereunder prior to such approval is conditioned on such approval being obtained prior to the exercise thereof.

As adopted by the Board of Directors on August 2, 1996.

                                                                     Appendix C

                  LEARMONTH & BURCHETT MANAGEMENT SYSTEMS, PLC

                 1996 NON-EMPLOYEE DIRECTORS' SHARE OPTION PLAN

         1. Purpose. The purpose of this 1996 Non-Employee Directors' Share Option Plan (the "Plan") is to advance the interests of Learmonth & Burchett Management Systems, Plc (the "Company") by enhancing the ability of the Company to attract new non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's Ordinary Shares (the "Shares").

         2. Administration. The Plan will be administered by a Committee (the "Committee") of the Board of Directors of the Company (the "Board") and shall consist of at least two directors. Each of the Committee members shall be a "Non-employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. No member of the Committee may vote on the grant of an option to himself.

         The Committee shall have authority, not inconsistent with the express provisions of the Plan (a) to grant options on Shares or ADSs ("Options") at such time or times as it may choose (subject to Section 3); (b) to determine the number of Shares or American Depositary Shares (ADSs) subject to the Options;
(c) to determine the terms and conditions of each Option; (d) to waive compliance by an Eligible Director (as defined below) with any obligations to be performed by the Eligible Director under an Option and waive any term or condition of an Option (subject to Section 14); (e) to amend or cancel an existing Option in whole or in part (and if an Option is canceled, grant another Option in its place on such terms as the Committee shall specify), or settle any Option by paying the cash value of the Shares or ADSs otherwise issuable, except that the Committee may not, without the consent of the holder of an Option, take any action under this clause with respect to such Option if such action would adversely affect the rights of such holder; (f) to prescribe the form or forms of instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (g) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (h) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.

         3. Eligibility of Directors for Share Options. Directors eligible to receive Options under the Plan ("Eligible Directors") shall be those directors who are not, at the time they become an Eligible Director, employees of the Company or of any subsidiary of the Company and (i) who are directors on the Effective Date of this Plan (which shall be the eligibility date for such directors) or (ii) who are first elected a director of the Company after the Effective Date of this Plan (which election date shall be the eligibility date for any such director).

         4. Grant of Options; Exercise Price. The Committee may, at such time or times as it may choose, grant Options to any Eligible Director; provided, however, that any Options granted to Eligible Directors who are residents of the United States shall be Options on ADSs. The exercise price and other terms and conditions of such Options shall be determined by the Committee. All Options shall expire ten years after the effective date of grant.

         5. Number of Shares. The number of Shares which may be issued upon the exercise of Options granted under the Plan, including Shares forfeited pursuant to Section 7 and 8, shall not exceed 500,000 Shares in the aggregate, subject to increase under Section 11, which increases and appropriate adjustments as a result thereof shall be made by the Committee, whose determination shall be binding on all persons.

         6. Shares to be Delivered. Shares to be delivered pursuant to an Option granted under this Plan shall constitute an original issue of authorized Shares. The Board and the proper officers of the Company shall take any appropriate action required for such delivery. No fractional Shares shall be delivered under the Plan.

         The Company will not be obligated to deliver any Shares or ADSs pursuant to the Plan (a) until all conditions of the Option have been satisfied,
(b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the Company's Ordinary Shares or ADSs are at the time listed on NASDAQ or any other stock exchange, until the Shares or ADSs to be delivered have been listed or authorized to be listed on NASDAQ or such other exchange upon official notice of issuance, and
(d) until all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel. If the sale of the Shares has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Options, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Shares bear an appropriate legend restricting transfer.

         If an Option is exercised by the Eligible Director's legal representative, the Company will be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         7. Exercisability; Exercise; Payment of Exercise Price. Each Option shall become exercisable at such time or times, and on such conditions, as the Committee shall specify. The Committee may at any time and from time to time accelerate the time at which all or any part of an Option may be exercised, provide for the acceleration of the exercisability of any Option upon the occurrence of certain events, or extend the time by which an Option must be exercised (e.g., following death or termination of employment) up to the latest day by which such Option could be exercised without regard to Section 8 hereof.

         Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full as provided below for the number of Shares for which the Option is exercised.

         The exercise price of Shares purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if permitted by the Committee, by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Committee, or (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (4) by any combination of the permissible forms of payment.

         To the extent Shares covered under an Option are not delivered because the Option lapses or is terminated, such forfeited Shares may be regranted in another Option within the limits set forth in Section 5.

         8.       Termination of Options.

         a. If an Eligible Director ceases to be a director by reason of death or total and permanent disability (as determined by the Committee), the following will apply:

          All Options held by the Eligible Director that are not exercisable on the thirtieth day after termination of the Eligible Director's status as a director will terminate as of such date. All Options that are exercisable as of said thirtieth day will continue to be exercisable until the earlier of (1) the first anniversary of the date on which the Eligible Director's status as a director ended or (2) the date on which the Option would have terminated had the Eligible Director remained a director, and after completion of that period, such Options shall terminate to the extent not previously exercised, expired or terminated. The Option may be exercised within the above limits by the Eligible Director's legal representative.

         b. If an Eligible Director's service with the Company terminates for any reason other than death or incapacity as provided above, all Options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of such termination (other than termination upon a removal for cause, in which event all Options shall immediately terminate) shall continue to be exercisable until the earlier of (1) three months thereafter or
(2) the date on which the Option would have terminated had the director remained an Eligible Director, and after completion of that period, such Options shall terminate to the extent not previously exercised, expired or terminated.

         c. Change in Control. Notwithstanding Section 8(b) above, if an Eligible Director ceases to be a director following a "Change in Control" (as defined in Section 9(a)), and if the Shares or ADSs are, following such change in control, traded on a major stock exchange or inter-dealer quotation system in the United States or elsewhere (including the NASDAQ or the

EASDAQ), any Options that were exercisable immediately before the termination will continue to be exercisable for the full period during which it could be exercised.

         9.       Change of Control; Sale of Assets.

         a. In the event of a Change of Control, all outstanding Options shall become immediately exercisable in full. For the purposes of this plan, a "Change in Control" shall mean any of the following:

                  (i) any Person or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934), other than the Company or any of its Affiliates, becomes a beneficial owner (within the meaning of Rule 13d-3 as promulgated under the Securities Exchange Act of 1934), directly or indirectly, of securities representing thirty percent (30%) or more of the total number of votes that may be cast for the election of directors of the Company;

                  (ii) there occurs any sale of all or substantially all of the assets of the Company;

                  (iii) within eighteen months after a tender offer or exchange offer for voting securities of the Company (other than by the Company) individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board;

                  (iv) within eighteen months after proxies are solicited for voting securities of the Company by persons other than the Company or its Board, individuals who were directors of the Company immediately prior to such transaction cease to constitute a majority of the Board;

                  (v) any Person or "group," other than the Company or any of its affiliates, obtains control if the Company in pursuance of a compromise or arrangement sanctioned by the court under
                  Section 425 of the Companies Act 1985; or

                  (vi) any Person or "group," other than the Company or any of its affiliates, acquires all or the major part of the undertaking of the Company pursuant to a reorganization under
                  Section 110 of the Insolvency Act 1986.

                  (vii) "Change in Control" shall not include a change in legal domicile or any sale, reorganization, compromise or arrangement or other transaction which the Board determines in its discretion acting in good faith to be effected in order to change the legal domicile of the Company or the holding company of the Company's group of companies and which leaves control of the Company substantially unaffected or control of the holding company in the same hands as control of the Company prior to such transaction.

         b. In the event of the sale of all or substantially all of the assets of the Company, all outstanding Options shall remain exercisable for a period of six months following such sale, or for such shorter period (but in no event less than 30 days) as may be provided in any arrangement for the liquidation of the Company.

         10.      General Provisions

         a. Documentation of Options. Options will be evidenced by written instruments prescribed by the Committee from time to time. Such instruments may be in the form of agreements, to be executed by both an Eligible Director and the Company, or certificates, letters or similar instruments, which need not be executed by an Eligible Director but acceptance of which will evidence agreement to the terms thereof.

         b. Rights as a Shareholder. An Option holder shall not have the rights of a stockholder with respect to Options under the Plan except as to Shares actually received by him or her under the Plan.

         c. Tax Withholding. The Eligible Director or other appropriate person shall remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Shares. [If and to the extent that such withholding is required, the Committee may permit the Eligible Director such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the Shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.]

         d. Nontransferability of Options. No Option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an Option may be exercised only by the director (or, in the event of the director's incapacity, the person or persons legally appointed to act on the director's behalf).

         11.      Adjustments in the Event of Certain Transactions.

         a. In the event of a Share dividend, Share split or combination of Shares, recapitalization or other change in the Company's capitalization, or other distribution to common Shareholders other than normal cash dividends, the Committee will make any appropriate adjustments to the maximum number of Shares that may be delivered under the Plan under Section 5 above.

         b. In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of Shares or securities subject to Options then outstanding or subsequently granted, exercise prices relating to Options and any other provision of Options affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

         12. Fair Market Value. For purposes of the Plan, Fair Market Value of a Share or ADS on any date will be the average of the bid and asked prices in the over-the-counter market with respect to the Company's ADSs, as reported by the National Association of Securities Dealers, Inc. ("NASD") Automated Quotations System or such other similar system then in use (or by the appropriate equivalent closing price if the ADSs are then listed on any Share exchange or is included in the NASD National Market System), on that date; or, if on any such a date such Share or ADS is not quoted by any such organization, the average of the closing bid and asked prices with respect to such Share or ADS, as furnished by a professional market maker making a market in such Share or ADS selected by the Committee; or if such prices are not available, the fair market value of such Share or ADS as of such date as determined in good faith by the Committee.

         13. Effective Date and Term. This Plan, having been approved by the Board of Directors on September 26, 1996, shall become, in accordance with the terms of the approving vote of the Board, effective immediately (the "Effective Date"), subject to approval of this Plan by vote of a majority of the Shareholders of the Company present and eligible to vote on the question at an annual or special meeting of Shareholders held not later than September 1, 1997. Options may be granted under the Plan prior to the date of Shareholder approval, and Options so granted shall be effective on the effective date of grant subject to Shareholder approval of the Plan as provided in this Section. No Options may be awarded under this Plan after August 2, 2006, but the Plan shall continue thereafter while previously awarded Options remain subject to the Plan.

         14. Effect of Termination, and Amendment. Neither adoption of the Plan nor the grant of Options to an Eligible Director shall confer upon any person any right to continued status as a director with the Company or any subsidiary or affect in any way the right of the Company or subsidiary to terminate a director relationship at any time or shall affect the Company's right to grant to such director Options or other Share awards that are not subject to the Plan, to issue to such director Shares as a bonus or otherwise, or to adopt other plans or arrangements under which Shares may be issued to directors. The Committee may at any time terminate the Plan as to any further grants of Options. The Committee may at any time or times amend the Plan for any purpose which may at the time be permitted by law, but in no event (except to comply with the provisions of the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder more than once in any six-month period.

As adopted by the Board of Directors on September 26, 1996.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you should consult your stockbroker, bank manager, solicitor, accountant or other independent financial advisor authorized under the Financial Services Act 1986 immediately.

If you have sold or transferred all of your American Depositary Receipts and ordinary shares in Learmonth & Burchett Management Systems Plc, please forward this circular and its enclosures to the purchaser or transferee or to the stockbroker or other agent through or to whom the sale or transfer was effected.

                  LEARMONTH & BURCHETT MANAGEMENT SYSTEMS PLC

                    Notice of Extraordinary General Meeting

------------------------------------------------------------------------------
The Extraordinary General Meeting will be held at Learmonth & Burchett Management Systems Plc, 1800 West Loop South, 9th Floor, Houston, Texas 77027 on Friday 15th November 1996 at 11:15 a.m. CST or so soon thereafter as the Annual General Meeting scheduled for 11:00 a.m. CST on that day shall have finished.

                                                     16 October 1996

Dear Shareholder,

Notice of an Extraordinary General Meeting to be held on 15 November 1996

This letter encloses a formal notice that LBMS will hold an Extraordinary General Meeting at 1800 West Loop South, 9th Floor, Houston, Texas immediately following the Annual General Meeting on 15 November 1996 at 11:00 a.m.

The purpose of the meeting is to explain our financial position following the implementation of a restructuring plan. On 22 August 1996, LBMS reported first quarter financial results. For the three months ended 31 July 1996, the company reported a net loss of $4.3 million, or $0.34 per American Depositary Share ($0.17 per Ordinary Share), on total revenue of $5.3 million, compared to net income of $459,000 or $0.04 per American Depositary Share ($0.02 per Ordinary Share) on total revenue of $9.8 million for the three months ended 31 July 1995. The decline in total revenue from the fourth quarter of fiscal 1996 to the first quarter of fiscal 1997 was attributed to lower revenue outside of the U.S. and the historical seasonal downturn in U.S. revenue in the first quarter.

Based on the financial results for the three months ended 31 July 1996, the Company's Board of Directors concluded that a restructuring of the Company's operations was required. The restructuring plan that the Board of Directors approved is aimed at returning LBMS to profitability through focusing on the company's established strengths in the process management market and reducing operating costs outside the U.S. In connection with the restructuring plan, the Company expects to record a one-time restructuring charge of approximately $18 million in the three months ending 31 October 1996. This charge is expected to relate primarily to lease costs and severance costs. The recording of the one-time restructuring charge has the effect of reducing net assets to below 50% of the Company's called up share capital. This reduction of net assets triggers a provision of the 1985 Companies Act which requires a General Meeting to be held in certain circumstances. The purpose of the General Meeting is for LBMS, as a public company, to explain its financial position at such General Meeting and to give shareholders an opportunity to raise any questions they may have and to consider whether any further steps should be taken to rectify the effect of the restructuring plan on the net asset position of the Company. According to the 1985 Companies Act, such General Meeting must be held within 56 days of the Directors becoming aware of the above described net assets position, and therefore we have called for an Extraordinary General Meeting to be held on 15th November.

There will be no resolutions to be put to a vote at the Extraordinary General Meeting. The purpose of the Extraordinary General Meeting is to provide the shareholders with more detail regarding the information contained in this letter and to answer any questions that attending shareholders may have.

I look forward to the possibility of meeting each of you on 15 November 1996 and of answering any questions you may have.

Yours faithfully

Michael S. Bennett
President and Chief Executive Officer

Enc:  Notice of Extraordinary General Meeting

                  LEARMONTH & BURCHETT MANAGEMENT SYSTEMS Plc

                    NOTICE OF EXTRAORDINARY GENERAL MEETING

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of the Company will be held at 11:15 a.m. CST on Friday 15th November 1996 or so soon thereafter as the Annual General Meeting scheduled for 11:00 a.m. CST on that day shall have finished. LBMS offices at 1800 West Loop South, 9th Floor, Houston, Texas 77027, for the purposes of considering whether steps should be taken to deal with the reduction of the Company's net assets by virtue of the one-time restructuring charge of $18 million as set out in the circular to members dated 16 October 1996.

Dated:    16 October 1996


Registered Office:                                        BY ORDER OF THE BOARD
Evelyn House
62 Oxford Street                                          Stephen E. Odom
London W1N 9LF                                            Secretary

NOTE: A member entitled to attend and vote at the meeting convened by this notice is entitled to appoint a proxy to attend and, upon a poll, vote on his or her behalf. A proxy need not be a member of the Company. If you wish to appoint a proxy to attend the meeting, please contact Stephen Odom in the U.S. at (713) 625-9311 or Maggie Mellor in the U.K. at 171-878-8700.

         Notice is hereby given that the Annual General Meeting of Learmonth & Burchett Management Systems Plc (the "Company") will be held at the Company's executive offices located at 1800 West Loop South, Suite 900, Houston, Texas, on Friday, November 15, 1996 at 11:00 a.m. central standard time ("CST") to transact the following business:

         As ORDINARY BUSINESS:

         1. To receive and adopt the Directors' Report and the audited accounts for the year ended April 30, 1996.

         2. To re-elect Gerald N. Christopher, who was appointed as a Director on August 2, 1996.

         3. To re-elect Michael S. Bennett, who was appointed as a Director on August 2, 1996.

         4. To re-elect David B. Rodway, who retires as a Director by rotation.

         5. To re-elect Rainer H. Burchett, who retires as a Director by rotation.

         6. To re-appoint the auditors Price Waterhouse to hold office until the next Annual General Meeting and to authorize the Directors to fix their remuneration.

         7. To approve the payment of fees to the non-Executive Directors of the Company of an aggregate of up to (pound)55,000 in the year to April 30, 1997 (being in excess of the (pound)40,000 limit currently set forth in the Company's Articles of Association).

         As SPECIAL BUSINESS, to consider, and if thought fit to pass, the following resolutions, of which Resolutions 8, 9, 10, 11 and 12 will be proposed as Ordinary Resolutions and Resolution 13 will be proposed as a Special
Resolution:

         8.       To approve the adoption of the 1996 Equity Incentive Plan.

         9.       To approve the adoption of the 1996 U.S. Employee Stock
                  Purchase Plan.

         10. To approve the adoption of the 1996 Non-employee Directors' Share Option Plan.

         11. To approve an amendment to the Executive Share Option Scheme and to certain option certificates relating to options granted thereunder.

         12.      To authorize the Directors to allot shares.

         13. To approve disapplication of preemptive rights of holders of ordinary shares.

         By order of the Board
         Stephen Odom
         Secretary
         16 October 1996

         Please complete in BLOCK CAPITALS

I/We____________________________________________________________________________
of _____________________________________________________________________________

--------------------------------------------------------------------------------

Being (a) holder(s) of ordinary shares of Learmonth & Burchett Management Systems Plc hereby appoint the Chairman or failing him R A Learmonth (Director of the Company) or failing them,

___________________________________________ of _________________________________

as my/our proxy vote for me/us on my/our behalf at the Annual General Meeting of the Company to be held on 15 November 1996 and at any adjournment thereof:

I/We direct my/our proxy vote on the Resolutions set out in the Notice convening the Annual General Meeting (copy attached) as follows:


              RESOLUTION 1               RESOLUTION 2              RESOLUTION 3              RESOLUTION 4
---------------------------------------------------------------------------------------------------------

In favour of        o                         o                          o                         o

---------------------------------------------------------------------------------------------------------

Against             o                         o                          o                         o

---------------------------------------------------------------------------------------------------------



              RESOLUTION 5               RESOLUTION 6              RESOLUTION 7              RESOLUTION 8
---------------------------------------------------------------------------------------------------------

In favour of        o                         o                          o                         o

---------------------------------------------------------------------------------------------------------

Against             o                         o                          o                         o

---------------------------------------------------------------------------------------------------------




              RESOLUTION 9               RESOLUTION 10             RESOLUTION 11             RESOLUTION 12        RESOLUTION 13
-------------------------------------------------------------------------------------------------------------------------------

In favour of        o                         o                          o                         o                    o

-------------------------------------------------------------------------------------------------------------------------------

Against             o                         o                          o                         o                    o

-------------------------------------------------------------------------------------------------------------------------------

Please tick one of the circles beneath each resolution. If no tick appears against a resolution you will be deemed to have authorised your proxy to exercise his/her discretion as to whether, and if so how, he/she votes.

Signed______________________________________
Date________________________________

NOTES
---------------------------------------------------------------------------
                              1.  You may appoint a proxy by entering the
                                  name of the person you wish to appoint
                                  in the space provided. Such proxy need
                                  not be a member of the Company. The
                                  Chairman of the Meeting will act as your proxy if no other name is inserted.

                              2.  In the case of joint holders, any of
                                  them may vote at the meeting either
                                  personally or by proxy. If more than one of them is present at the meeting either personally or by proxy, that one whose name should first be entered in the Register of Meetings will alone be entitled to vote.

                              3.  If any other proxy be preferred to the
                                  names in this form, these may be struck
                                  out and the name(s) and address(es) of
                                  the proxy and (if so required) the
                                  alternate proxy, inserted in the space
                                  available.

                              4.  Any alterations in this Form of Proxy
                                  must be initialled.

                              5.  In the case of a Corporation the proxy
                                  should be executed under its Common Seal or under the hand of some officer, duly authorised in writing in that behalf.

                              6. This proxy to be valid must be lodged at the Company's registrar office not later than 48 hours before the time of the meeting.

                              Please complete and return to:
                              Stephen Odom
                              Evelyn House
                              62 Oxford Street
                              London W1N 9LF
                              ENGLAND